PGIM JENNISON FOCUSED VALUE FUND,
a series of The Prudential Investment Portfolios, Inc.

655 Broad Street
Newark, New Jersey 07102

July 31, 2026

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in PGIM Jennison Focused Value Fund (the "Target Fund").

You are receiving this combined Information Statement and Prospectus (the "Combined Information Statement/Prospectus") because you own shares in the Target Fund. The Target Fund is a series of The Prudential Investment Portfolios, Inc. ("PIP") and is managed by PGIM Investments LLC (the "Manager" or "PGIM Investments") and subadvised by Jennison Associates LLC ("Jennison"). We are pleased to inform you of the planned reorganization of the Target Fund, which is a mutual fund, with and into an exchange-traded fund ("ETF") that is also managed by PGIM Investments and subadvised by Jennison.

ETFs are structurally different from mutual funds in several important aspects:

•  A mutual fund accepts purchase and redemption orders from any shareholder on days that the mutual fund is open for business, and those orders are effected at that day's net asset value ("NAV"). An ETF issues or redeems shares at its NAV per share only in large aggregations of shares called "Creation Units" on days that the ETF is open for business. Only an ETF's "authorized participants" are permitted to engage in creation or redemption transactions directly with the ETF at NAV. All other shareholders buy and sell shares of the ETF on an exchange at market price.

•  A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF offers a single class of shares.

•  A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

Pursuant to the Agreement and Plan of Reorganization (the "Agreement"), the Target Fund will be reorganized with and into PGIM Jennison Focused Value ETF (the "Acquiring Fund"), an ETF that is a series of PGIM ETF Trust, a Delaware statutory trust ("ETF Trust"). Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the "Reorganization"). The Target Fund and the Acquiring Fund, which are both actively managed by overlapping portfolio managers, have identical investment objectives and substantially similar investment policies, investment strategies, fundamental investment restrictions and investment risk profiles.

The Agreement, which is by and among PIP, on behalf of the Target Fund, ETF Trust, on behalf of the Acquiring Fund, and PGIM Investments (solely with respect to Sections 5.3 and 7.2 thereof), provides for: (i) the transfer of all of the Target Fund's assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange for shares of the Acquiring Fund ("Acquisition Shares") having a total value equal to the net assets of the Target Fund (and cash in lieu of any fractional shares of the Acquiring Fund); (ii) the pro rata distribution of such shares to Target Fund shareholders (and cash to shareholders of the Target Fund who do not hold shares in the Target Fund through an account that can accept Acquisition Shares and in lieu of any fractional shares of the Acquiring Fund); and (iii) the subsequent liquidation and dissolution of the Target Fund, in each case on the terms and conditions set forth in the Agreement. The Agreement has been filed as an exhibit to the Acquiring Fund's Registration Statement on Form N-14, of which this Combined Information Statement/Prospectus forms a part.

As discussed further below, some Target Fund shareholders may need to take additional action in order to receive shares of the Acquiring Fund in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment. Cash payments received in lieu of fractional shares of the Acquiring Fund

(because the Acquiring Fund does not issue fractional shares, as it trades in whole shares only) will be taxable for shareholders who hold such fractional shares in a taxable account.

Importantly, to receive shares of the Acquiring Fund in the Reorganization, shareholders of the Target Fund must hold their shares through an account that is able to accept shares of an ETF. If a shareholder does not hold shares through such an account, either the shareholder will receive cash in lieu of shares of the Acquiring Fund (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Acquiring Fund shares received may be held by a stock transfer agent on the shareholder's behalf pending transfer to an account that can hold such shares. If such shares are not transferred within a period of time following the Reorganization, they will be converted to cash and the proceeds distributed to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). Receipt of cash generally will be a taxable event for shareholders who hold their shares in a taxable account.

After careful consideration, the Board of Directors of PIP, on behalf of the Target Fund, has unanimously approved the Reorganization based on its determination that it is in the best interest of Target Fund shareholders. Expected benefits of the Reorganization include a lower expense ratio for Target Fund shareholders after receipt of Acquiring Fund shares when compared to the gross and net expense ratios of each class of the Target Fund and the potential for improved tax efficiency associated with the ETF structure. The Reorganization is currently expected to occur in the fourth quarter of 2026, though the Reorganization may be delayed. Shareholder approval of the Reorganization is not required. The Combined Information Statement/Prospectus is for informational purposes only, and you do not need to do anything in response to receiving it except confirm whether you have an account that can accept shares of an ETF if you want to receive Acquiring Fund shares. We are not asking you for a proxy (i.e., for vote instructions), and you are not being requested to send a proxy (provide voting instructions). However, if you have any questions regarding the enclosed Combined Information Statement/Prospectus, please call 1-800-225-1852. A copy of the Combined Information Statement/Prospectus is also available at http://pgim.com/fundupdates.

Details regarding the terms of the Reorganization, including its potential benefits and costs to shareholders and information for shareholders who are not currently eligible to hold ETF shares, are discussed in the Combined Information Statement/Prospectus, which we urge you to review carefully. Please read this Combined Information Statement/Prospectus and keep it for future reference.

Stuart S. Parker
President

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IMPORTANT INFORMATION PGIM Investments LLC (the "Manager" or "PGIM Investments") has recommended, and the Board of Directors of The Prudential Investment Portfolios, Inc. ("PIP"), on behalf of its series, the PGIM Jennison Focused Value Fund (the "Target Fund"), and the Board of Trustees of PGIM ETF Trust (the "ETF Trust"), on behalf of its series PGIM Jennison Focused Value ETF (the "Acquiring Fund"), have approved, a proposal to reorganize the Target Fund with and into the Acquiring Fund. Both the Target Fund and the Acquiring Fund are managed by PGIM Investments and subadvised by Jennison Associates LLC ("Jennison"). Under this transaction, the Target Fund, which is currently operated as a mutual fund, will effectively be converted into an exchange-traded fund ("ETF") through a reorganization with and into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the "Reorganization"). The Target Fund and Acquiring Fund are referred to collectively as the "Funds." No shareholder approval is required to effect the Reorganization, which is expected to be completed in the fourth quarter of 2026.

The following information presents a brief overview of the Reorganization. We encourage you to read the full text of the enclosed Combined Information Statement/Prospectus to obtain detailed information with respect to the Reorganization.

SHAREHOLDER APPROVAL OF THE REORGANIZATION IS NOT REQUIRED. THE ENCLOSED COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CONFIRM WHETHER YOU HAVE AN ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF AND TO CONSIDER OPENING SUCH AN ACCOUNT, IF NEEDED. NO FUND IS ASKING YOU FOR A PROXY OR TO VOTE ON ANYTHING WITH RESPECT TO THE REORGANIZATION AND YOU ARE NOT BEING REQUESTED TO SEND A PROXY OR ANY VOTING INSTRUCTION TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Shareholders of the Target Fund should know the options available to them with respect to the Reorganization, including (i) maintaining current positions in Target Fund shares and receiving shares of the Acquiring Fund ("Acquisition Shares") on the Closing Date (as defined below); (ii) exchanging Target Fund shares for shares of another PGIM Investments mutual fund prior to the Reorganization; and (iii) redeeming Target Fund shares prior to the Reorganization. Target Fund shareholders holding shares in a taxable account should also consider possible tax consequences of options (i), (ii) and (iii).

Importantly, to receive shares of the Acquiring Fund in the Reorganization, shareholders of the Target Fund must hold their shares through an account that is able to accept shares of an ETF. If a shareholder does not hold shares through such an account, either the shareholder will receive cash in lieu of shares of the Acquiring Fund (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Acquiring Fund shares received may be held by a stock transfer agent on the shareholder's behalf pending transfer to an account that can hold such shares. If such shares are not transferred within a period of time following the Reorganization, they will be converted to cash and the proceeds distributed to the account holder of record (subject to applicable federal or state laws concerning unclaimed property).

Q: What information is included in the Combined Information Statement/Prospectus?

The enclosed Combined Information Statement/Prospectus provides information about the Reorganization, and information about the Acquisition Shares that you will receive as a result of the Reorganization. Although the Combined Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you. You are not being asked to vote on any matter in connection with the Reorganization.

Q: What actions do I need to take in connection with the Reorganization?

None—unless you hold Target Fund shares in an account that cannot transact in ETF shares. In order to receive shares of the Acquiring Fund in the Reorganization you would need to hold your Target Fund shares in an account that can transact in ETF shares at the time of the Reorganization.

In accordance with the Target Fund's operative documents, and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the "1940 Act")), the Reorganization may be effected without the approval of shareholders of the Target Fund. Except as otherwise described herein, your Target Fund shares will automatically be converted into shares of the Acquiring Fund on the closing date of the Reorganization (the "Closing Date"). You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value (the "NAV") of the Acquisition Shares you receive with respect to your Target Fund Shares in the Reorganization will be equal to the aggregate NAV of the relevant class of shares you own in the Target Fund computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date") less cash you receive in lieu of fractional Acquisition Shares. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the Closing Date, this transaction will not impact you.

It is important for you to determine whether you hold your Target Fund shares in the type of account that can hold ETF shares. If you hold your shares of the Target Fund in an account directly with the Target Fund through its transfer agent, Prudential Mutual Fund Services LLC ("PMFS"), or in an account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up an account that allows investments in ETF shares to receive the Acquisition Shares. For more information see the section of the enclosed Combined Information Statement/Prospectus titled "Section A—The Reorganization—Summary—Important Information for Target Fund Shareholders."

Q: Why did PGIM Investments propose the Reorganization?

PGIM Investments, the investment adviser for the Target Fund and Acquiring Fund, has recommended the Reorganization because it believes that the Reorganization is in the best interests of the Target Fund and its shareholders and the Acquiring Fund and its shareholders. PGIM Investments believes that reorganizing the Target Fund with and into the Acquiring Fund and the effective conversion of the Target Fund into an ETF may offer operational advantages, including Target Fund shareholders experiencing lower overall operating expenses (on a gross and net basis), potentially more efficient portfolio management, and more flexible trading of shares of the Acquiring Fund (i.e. the ability of shareholders to buy or sell shares at current market prices throughout the trading hours of NYSE Arca, the exchange upon which shares of the Acquiring Fund are listed and trade). More specifically, PGIM Investments anticipates that the Reorganization will result in lower gross and net expenses for Target and Acquiring Fund shareholders, ETF-related tax efficiencies, daily portfolio operational efficiencies associated with the ETF structure, potential benefits arising from in-kind creation and redemption activity, and enhanced trading flexibility for shareholders. For more information, please see "What are some features of ETFs that differ from mutual funds?" below. Following the Reorganization, shareholders of the Target Fund would be invested in a fund with a lower gross and net annual fund operating expense ratio. Also, although past performance is no guarantee of future results, the Acquiring Fund outperformed the Target Fund over the 1 and 3-year periods ended March 31, 2026. Please refer to "Section A—The Reorganization—Summary—Fees and Expenses" and "Section A—The Reorganization—Synopsis—Comparison of Management of the Funds" in the enclosed Combined Information Statement/Prospectus for a detailed discussion of the Reorganization's expected impact on management fee rates and total and net annual fund operating expense ratios, and a discussion of the performance history of the Funds. The Target Fund and the Acquiring Fund, which are both actively managed by overlapping portfolio managers, have identical investment objectives and substantially similar investment policies, investment strategies, fundamental investment restrictions and investment risk profiles. Please see "Section A—The Reorganization—Synopsis—Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies" in the enclosed "Combined Information Statement/Prospectus" for a detailed comparison of the investment objective, principal investment strategies and risks of the two Funds.

Q: What will happen if the Reorganization occurs?

If the closing conditions of the Reorganization under the Agreement and Plan of Reorganization (the "Agreement") are satisfied or waived, then shareholders of the Target Fund who hold shares in the Target Fund through an account that can accept the Acquisition Shares will become shareholders of the Acquiring Fund in the fourth quarter of 2026 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an equivalent aggregate NAV of their holdings in the relevant class of the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional Acquisition Shares). Shareholders who hold shares through an account that cannot accept the Acquisition Shares will either receive cash in lieu of shares of the Acquiring Fund (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Acquiring Fund shares received may be held by a stock transfer agent on the shareholder's behalf pending transfer to an account that can hold such shares. If such shares are not transferred within nine (9) months following the Reorganization, they will be converted to cash and the proceeds distributed to the account holder of record (subject to applicable federal or state laws concerning unclaimed property).

In particular, the Agreement provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities and obligations of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquisition Shares of equal value to the net assets attributable to each class of the Target Fund being acquired, with cash to be delivered to the Target Fund in lieu of fractional Acquisition Shares that would otherwise be distributed to shareholders of the Target Fund; and (2) the Acquisition Shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund, with cash equivalent distributed to shareholders of the Target Fund who do not hold shares in the Target Fund through an account that can accept Acquisition Shares and with the cash equivalent to the value of any fractional Acquisition Shares due to shareholders being delivered to such shareholders. After the Acquisition Shares and cash are distributed to the Target Fund's shareholders, the Target Fund will be liquidated.

Q: What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

Transactions in ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder's broker to execute the trade. The market price of the ETF may be higher or lower than the then-current NAV per share of the ETF and may be higher or lower than the ETF's next calculated NAV at the close of the trading day. As an ETF, shares of the Acquiring Fund may trade at a price less than (discount) or greater than (premium) the then-current NAV per share of the Acquiring Fund. The trading prices of an ETF's shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF's shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in-kind. ETFs typically do not recognize capital gains on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF's in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, shareholders recognize capital gains with respect to their ETF shares when they sell their ETF shares.

Transparency. Currently, the Target Fund provides periodic disclosure of its complete portfolio holdings through the quarterly filing of Form N-PORT. The Target Fund's full portfolio holdings are made publicly available 60 days after the end of the first and third quarter ends of each fiscal year. The Target Fund may post on its website a detailed list of its portfolio holdings and characteristics derived from the portfolio holdings as of the end of each calendar month approximately 15 days after the end of the month. The Acquiring Fund is a transparent ETF that operates with full transparency for its portfolio holdings and makes its portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund's website.

Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Target Fund's currently outstanding share classes will be exchanged into a single class in connection with the Reorganization because the Acquiring Fund offers a single share class.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see "Section A—The Reorganization—Synopsis—Comparison of Principal Risks" in the enclosed "Combined Information Statement/Prospectus."

Q: Have the Target Fund's and Acquiring Fund's Boards approved the Reorganization?

Yes, the Board of Directors of PIP and Board of Trustees of the ETF Trust (collectively the "Boards") have approved the Reorganization because the applicable Board believes that it is in the best interests of the Target Fund and the Acquiring Fund, respectively, and each Fund's shareholders. At a meeting held on June 9-10, 2026, each Board carefully reviewed the terms of the Reorganization and unanimously approved the Agreement. For the reasons set forth in the "Board Considerations" section of this Combined Information Statement/Prospectus, the applicable Board, including the Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of PIP and ETF Trust have each determined that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, respectively, and each Fund's shareholders. The applicable Board also concluded that no dilution in value would result to the shareholders of the Target Fund or the Acquiring Fund as a result of the Reorganization.

Q: How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund, provided that you hold shares in the Target Fund through an account that can accept the Acquisition Shares. On the Closing Date, the Acquiring Fund will issue Acquisition Shares to the Target Fund in exchange for the Target Fund's assets and assumption of Target Fund's liabilities, and such Acquisition Shares will then be distributed pro rata to Target Fund shareholders. The aggregate net asset value of the Acquisition Shares you receive will equal the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization, with cash distributed to you in lieu of any fractional Acquisition Shares. Shareholders of the Target Fund who do not hold shares in the Target Fund through an account that can accept Acquisition Shares will receive cash in lieu of Acquisition Shares that would otherwise be distributable to such shareholders.

Acquisition Shares will be credited to your account in book-entry form. For shareholders holding Target Fund shares through accounts that are not permitted to hold Acquisition Shares, such shares will be liquidated at or as of the Closing Date and the proceeds will be distributed to such shareholders in accordance with standard procedures, which generally will result in a taxable event for shareholders who hold Target Fund shares in a taxable account. In addition, for certain direct accounts, including individual retirement accounts, proceeds may be reinvested or distributed in accordance with applicable procedures.

For more information about the account needed to hold shares of the Acquiring Fund, see "Section A—The Reorganization—Summary—Important Information for Target Fund Shareholders" in the enclosed Combined Information Statement/Prospectus.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund shareholders will receive cash equivalent to the value of any fractional Acquisition Shares due to such shareholders, which will be a taxable event for shareholders who hold shares of the Target Fund in a taxable account. Shareholders should consult their tax advisors to determine the effect of receiving cash in lieu of fractional Acquisition Shares.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a financial intermediary, such as a broker, who will execute the trade on an exchange at prevailing market prices. Because shares of the Acquiring Fund trade at market prices rather than at NAV per share, the Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the then-current net asset value per share of the Acquiring Fund. As with all ETFs, your financial intermediary may charge a commission or other transaction fee for purchase and sale transactions in ETF shares, although ETFs trade with no transaction fee on many platforms. In addition, it is ETF Trust's understanding that the account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganization will provide information on the market price of the Acquiring Fund's shares and not the NAV per share of the Acquiring Fund as would be the case for a mutual fund. Unlike the Target Fund, the Acquiring Fund does not offer exchange privileges.

All existing account-level features and options such as rights of accumulation, dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar-cost averaging currently set up for your Target Fund account will no longer be available as features in the Acquiring Fund, including while held by the stock transfer agent. In addition, purchases of shares of the Acquiring Fund will not be allowed, including while your Acquisition Shares are held by the stock transfer agent.

Q: Will the portfolio managers of my fund change as a result of the Reorganization?

The Target Fund's portfolio management team consists of Mr. Warren N. Koontz, Jr. and Mr. Joseph C. Esposito. The portfolio management team of the Acquiring Fund consists of the same members of the portfolio management team of the Target Fund, with the addition of Mr. Jason T. McManus.

Q: Who will bear the expenses of the Reorganization?

You will not pay any sales charges in connection with receiving Acquisition Shares in the Reorganization. Under the Agreement, all Reorganization Costs (as defined in the Agreement) will be borne by the Target Fund. Reorganization Costs include, among other things, expenses associated with the preparation and filing of the Combined Information Statement/Prospectus, printing and mailing costs, shareholder communications and legal, audit, custodial and other fees incurred in connection with the Reorganization. The Reorganization Costs are estimated to be approximately $472,000. In certain circumstances, expenses of the Reorganization will be paid by the party directly incurring such expenses if required to preserve the intended tax treatment of the Reorganization. If the Reorganization does not occur, PGIM Investments will bear all expenses associated with the Reorganization.

Q: Will there be any costs associated with portfolio repositioning?

There may be transaction costs in connection with the Reorganization. Transaction costs associated with portfolio repositioning, including brokerage commissions and other transaction-related fees arising from any sales of portfolio assets, will be borne by the Fund incurring such costs. Because the portfolios of the Target Fund and the Acquiring Fund are substantially similar, little to no portfolio repositioning is expected in connection with the Reorganization. See the section of the enclosed Combined Information Statement/Prospectus titled "Section A—The Reorganization—Summary—Fees and Expenses" for additional information regarding the Target Fund's portfolio repositioning.

Q: What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the "Code") and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, shareholders who hold fractional shares of the Target Fund will receive cash compensation in lieu of fractional Acquisition Shares (because ETFs do not offer or make fractional shares available). Such shareholders will generally be required to recognize gain or loss upon the receipt of cash as value for their fractional Acquisition Shares. Shareholders who hold their Target Fund shares through accounts that are not permitted to hold shares of the Acquiring Fund will not receive shares of the Acquiring Fund in the Reorganization. Instead, such shareholders will either receive cash in lieu of shares of the Acquiring Fund (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Acquiring Fund shares received may be held by a stock transfer agent on the shareholder's behalf pending transfer to an account that can hold such shares. If such shares are not transferred within nine (9) months following the Reorganization, they will be converted to cash and the proceeds distributed to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). The receipt of cash in lieu of fractional shares, by shareholders whose accounts cannot hold ETF shares or from the liquidation of shares held by a stock transfer agent on the shareholder's behalf may be taxable events for a shareholder.

The Target Fund may be required to sell securities in order to fund redemption requests prior to the Reorganization, which may result in the recognition of gains that are distributed to shareholders of the Target Fund as taxable dividends.

Prior to the Reorganization, the Target Fund will declare a distribution to shareholders that, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing to its shareholders, all of its investment company taxable income, net tax-exempt income, and net capital gains (in each case, if any), including those realized on the disposition of portfolio securities, whether independent of or in connection with the Reorganization, effected prior to the Reorganization. This distribution will generally be taxable to shareholders.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Agreement. PIP, on behalf of the Target Fund, and ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of counsel regarding the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax advisers about non-U.S. state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the enclosed Combined Information Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization.

For more information see the section of the enclosed Combined Information Statement/Prospectus entitled "Section A—The Reorganization—Additional Information About the Reorganization—Certain U.S. Federal Income Tax Consequences of the Reorganization."

Q: Will there be any changes to Fund fees and expenses as a result of the Reorganization?

Yes. Following the Reorganization, the gross and net total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. The Acquiring Fund employs a unitary fee structure pursuant to which PGIM Investments bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The contractual (unitary) management fee rate for the Acquiring Fund is lower than the contractual management fee rate of the Target Fund at all breakpoint levels. For a more detailed discussion of the Funds' fees and expenses, see the section of the enclosed Combined Information Statement/Prospectus titled "Section A—The Reorganization—Fees and Expenses."

Q: Will I receive shares of the Acquiring Fund in the Reorganization?

You will receive shares of the Acquiring Fund if you hold your shares of the Target Fund through an account that is able to hold ETFs.

Q: What types of accounts may not be able to receive shares of the Acquiring Fund?

Certain types of accounts may not be able to hold ETF shares, including accounts that do not permit investments in ETFs, certain retirement accounts and accounts held directly with the Target Fund. The treatment of such accounts is described in the questions below.

Q: How can I determine whether my account is able to receive shares of the Acquiring Fund?

You should contact your financial intermediary or account provider to confirm whether your account is able to hold ETFs. If your account cannot hold ETF shares, you may need to establish or transfer your holdings to an account that is able to hold ETF shares prior to the Reorganization. If your account can hold ETF shares, no further action is required.

Q: What happens if I hold my shares directly with the Target Fund through its transfer agent rather than through an account that can receive ETF shares?

If you hold your shares directly with the Target Fund through its transfer agent, Prudential Mutual Fund Services LLC ("PMFS"), your account cannot hold ETF shares and therefore you will not receive shares of the Acquiring Fund unless your shares are transferred to an account that can hold ETF shares prior to the Reorganization. If no transfer is completed, either your shares of the Target Fund will be redeemed at closing for cash equal to net asset value ("NAV") or the Acquisition Shares received will be held by a stock transfer agent on your behalf pending transfer to an account that can hold ETF shares. If not transferred within nine (9) months, such shares will be converted to cash and distributed to you (subject to applicable unclaimed property laws). Receipt of cash in a taxable account generally will be a taxable event, resulting in recognition of gain or loss based on the difference between your adjusted tax basis in such shares and the amount you receive for them.

Q: How do I transfer my Target Fund shares to an account that can hold shares of the Acquiring Fund?

Shareholders who hold their shares of the Target Fund in an account that does not permit investments in ETFs may transfer their holdings to an account that is able to hold ETF shares in order to receive shares of the Acquiring Fund in the Reorganization. To effect such a transfer, shareholders may choose to:

•  Contact your financial professional to open an account which is eligible to hold ETF shares and discuss available options for transferring the Target Fund shares to the new account ahead of the Reorganization in order to receive ETF shares on the Reorganization date.

•  If you do not have a financial professional, you may open an ETF-eligible account through an online platform or use www.brokercheck.finra.org to locate a financial professional and arrange for transfer of your Target Fund shares prior to the Reorganization to receive ETF shares at closing.

If any such action is not taken prior to the Reorganization, you will not receive shares of the Acquiring Fund into your existing brokerage account and either your shares of the Target Fund will be redeemed as of the closing of the Reorganization, and you will receive cash equal in value to the NAV of your Target Fund shares, or the ETF shares received will be held by a stock transfer agent on your behalf pending transfer to an account that can hold ETF shares, as is described in detail in the Combined Information Statement/Prospectus describing the Reorganization.

Q: How do I transfer my mutual fund to a brokerage account?

Transferring your mutual fund holdings to a brokerage account is generally a straightforward process. Follow these steps:

1.  Open a Brokerage Account

°  Ensure the brokerage account registration matches your current mutual fund account, including:

•  Account owner name(s)

•  Social Security Number (SSN) or Tax ID

•  Account type (Individual, Joint, Trust, IRA, etc.)

2.  Contact Your Brokerage Firm

°  Request that your brokerage firm initiate the transfer on your behalf.

°  Most brokerage firms can coordinate the transfer directly with the mutual fund company.

3.  Complete Required Documentation

°  Your broker may require:

•  A Transfer Form or Letter of Instruction

•  A Medallion Signature Guarantee (if applicable)

•  A copy of your most recent account statement

4.  Transfer Processing

°  Depending on the fund and brokerage firm, the transfer may be completed in one of two ways:

•  In-kind transfer: Your shares are transferred directly to the brokerage account without being sold.

•  Liquidation and transfer of cash: Your shares are sold and the cash proceeds are transferred to your brokerage account.

5.  Confirm Receipt of Assets

°  Monitor your brokerage account to confirm the assets have been received.

°  Contact your broker if you have any questions about the status of the transfer.

Note: Not all mutual funds are eligible for in-kind transfers. Please contact your brokerage firm or the fund company to determine whether your specific fund can be transferred directly.

Q: How will the Reorganization affect retirement accounts, including fund direct IRAs and employer-sponsored retirement plans?

If you hold your Target Fund shares through a retirement account that can hold ETF shares, you will receive shares of the Acquiring Fund in the Reorganization and no further action is required. If your retirement account cannot hold ETF shares, your shares of Target Fund may be redeemed or transferred to another investment option in accordance with plan terms. Shares held in PMFS IRAs will be exchanged for shares of PGIM Government Money Market Fund to avoid potential tax penalties under the Code.

Q: Will I receive fractional shares of the Acquiring Fund?

No. Shares of the Acquiring Fund will not be issued in fractional amounts; any fractional shares will be paid in cash, which generally will be taxable for shareholders holding shares in a taxable account.

Q: What if I do not want to own shares of the Acquiring Fund?

If you do not wish to receive shares of the Acquiring Fund in connection with the Reorganization, you may redeem your shares of the Target Fund or exchange them for shares of another PGIM mutual fund not participating in the Reorganization, in each case prior to closing. Such redemption or exchange generally will be a taxable transaction for shareholders holding shares in a taxable account, resulting in recognition of gain or loss based on the difference between adjusted tax basis and the amount received. The final date to redeem or exchange shares is November 12, 2026. The final date may change if the Closing Date of the Reorganization changes; any such change will be communicated to shareholders.

Q: What is the anticipated timing of the Reorganization?

The Reorganization is currently expected to be completed in the fourth quarter of 2026.

Q: Whom should I call if I have questions?

If you have questions about any of the Reorganization described in the Combined Information Statement/Prospectus, please call 1-800-225-1852.

COMBINED INFORMATION STATEMENT AND PROSPECTUS
PGIM JENNISON FOCUSED VALUE FUND,
A SERIES OF THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM JENNISON FOCUSED VALUE ETF,
A SERIES OF PGIM ETF TRUST

655 Broad Street
Newark, New Jersey 07102-4077
1-800-225-1852

Dated July 31, 2026

Introduction

This combined Information Statement and Prospectus (the "Combined Information Statement/Prospectus") is an information statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The Target Fund and Acquiring Fund are referred to collectively as the "Funds." The Combined Information Statement/Prospectus relates to the reorganization of the Target Fund with and into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the "Reorganization"). The table below sets forth the Target Fund and the Acquiring Fund for the Reorganization.

Target Fund	Acquiring Fund
PGIM Jennison Focused Value Fund	PGIM Jennison Focused Value ETF

The address of the Target Fund and Acquiring Fund is 655 Broad Street Newark, New Jersey 07102-4077. The telephone number for the Target Fund and Acquiring Fund is 1-800-225-1852. This Combined Information Statement/Prospectus was first mailed to shareholders of the Target Fund beginning on or about August 10, 2026. This Combined Information Statement/Prospectus explains what you should know about the Reorganization and investing in your Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE AN ACCOUNT THAT CAN ACCEPT SHARES OF AN EXCHANGE-TRADED FUND ("ETF") AND CONSIDER OPENING SUCH AN ACCOUNT, IF NEEDED. NO FUND IS ASKING YOU FOR A PROXY OR TO VOTE ON ANYTHING WITH RESPECT TO THE REORGANIZATION AND YOU ARE NOT BEING REQUESTED TO SEND US A PROXY OR ANY VOTING INSTRUCTION WITH RESPECT TO THE REORGANIZATION.

The terms and conditions of the Reorganization are further described in this Combined Information Statement/Prospectus and are set forth in the form of Agreement and Plan of Reorganization (the "Agreement").

The Board of Directors of The Prudential Investment Portfolios, Inc. ("PIP"), on behalf of the Target Fund, and the Board of Trustees of PGIM ETF Trust ("ETF Trust"), on behalf of the Acquiring Fund (collectively, the "Boards" and the members of which "Board Members") unanimously approved the proposed Reorganization and Agreement. PIP's Board determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization. In addition, ETF Trust's Board approved the proposed Reorganization and determined it is in the best interests of the Acquiring Fund and that the interests of existing Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

Each of the Target Fund and the Acquiring Fund is a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund is an ETF. The Acquiring Fund will be the accounting and performance survivor in the Reorganization.

In order to receive shares of the Acquiring Fund in the Reorganization, a shareholder must hold Target Fund shares through an account that can hold shares of an ETF. Shareholders who hold their Target Fund shares through accounts that are not permitted to hold ETF shares will not receive shares of the Acquiring Fund in the Reorganization. Instead, either the shareholder will receive cash in lieu of shares of the Acquiring Fund (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Acquiring Fund shares received may be held by a stock transfer agent on the shareholder's behalf pending transfer to an account that can hold such shares. If such shares are not transferred within a period of time following the Reorganization, they will be converted to cash and the proceeds distributed to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). Shareholders receiving cash in lieu of shares generally will recognize gain or loss on such amounts based on the difference between the amount received and their adjusted tax basis in their Target Fund shares. This Combined Information Statement/Prospectus includes information about the Agreement and the Acquiring Fund. You should retain this Combined Information Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated into this Combined Information Statement/Prospectus by reference:

•  The prospectus and statement of additional information of PGIM Jennison Focused Value Fund, dated November 28, 2025, as supplemented and amended to date (File No. 811-07343; SEC Accession No. 0001193125-25-296131; Securities Act Registration No. 033-61997);

•  The prospectus and statement of additional information of PGIM Jennison Focused Value ETF, dated October 30, 2025, as supplemented and amended to date (File No. 811-23324; SEC Accession No. 0001193125-25-258721; Securities Act Registration No. 333-222469);

•  The audited financial highlights and financial statements and other information of PGIM Jennison Focused Value Fund filed on Form N-CSR for the fiscal year ended September 30, 2025 (File No. 811-07343; SEC Accession No. 0001193125-25-306308);

•  The unaudited financial highlights and financial statements and other information of PGIM Jennison Focused Value Fund on Form N-CSRS for the fiscal period ended March 31, 2026 (File No. 811-07343; SEC Accession No. 0001193125-26-248891);

•  The audited financial highlights and financial statements and other information of PGIM Jennison Focused Value ETF filed on Form N-CSR for the fiscal year ended August 31, 2025 (File No. 811-23324; SEC Accession No. 0001193125-25-262107);

•  The unaudited financial highlights and financial statements and other information of PGIM Jennison Focused Value ETF filed on Form N-CSRS for the fiscal period ended February 28, 2026 (File No. 811-23324; SEC Accession No. 0001193125-26-204223).

•  A statement of additional information July 31, 2026, relating to this Combined Information Statement/Prospectus.

You may request a free copy of the statement of additional information relating to this Combined Information Statement/Prospectus or the Target Fund's Prospectus without charge by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC P.O. Box 534432 Pittsburgh, PA 15253-4432. All of these documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

To obtain a free copy of the Acquiring Fund's prospectus or to request other information about the Acquiring Fund, please contact the Acquiring Fund by calling 1-888-247-8090 or by sending an e-mail to: prospectus@pgim.com or online at https://www.pgim.com/investments/etfs/prospectuses-fact-sheets.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page
5	SECTION A—THE REORGANIZATION
5	SUMMARY
5	How the Reorganization Will Work
6	Did the Boards approve the Reorganization?
6	Important Information for Target Fund Shareholders
7	Summary of U.S. Federal Income Tax Consequences of the Reorganization
8	Comparison of Fund investment goals, investment strategies and policies, and principal risks
9	Fees and Expenses
13	Comparison of Acquiring Fund and Target Fund Service Providers
13	Comparison of Target Fund and Acquiring Fund Sales Charges and Distribution Arrangements
14	Comparison of Target Fund and Acquiring Fund Purchase and Redemption Provisions
14	SYNOPSIS OF REORGANIZATION: PGIM JENNISON FOCUSED VALUE FUND INTO PGIM JENNISON FOCUSED VALUE ETF
14	Overview
15	Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies
17	Comparison of Fundamental Investment Policies
17	Investment Restrictions
20	Comparison of Principal Risks
21	Comparison of Management of the Funds
21	Comparison of distribution payment policies and pricing arrangements
22	Comparison of Performance
25	ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
25	Terms of The Reorganization
25	Conditions to Closing the Reorganization
26	Termination of the Agreement
26	Certain U.S. Federal Income Tax Consequences of the Reorganization
28	Capitalization
29	Board Considerations
31	SECTION B—ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND
31	Principal Risks of the Acquiring Fund
34	Additional Investment Strategies and Policies
34	Other Investments
35	Fixed Income Obligations
35	U.S. Government and Agency Securities
35	Real Estate Investment Trusts
35	Investments in Affiliated and Unaffiliated Funds
36	Temporary Defensive Investments
36	Securities Lending
36	How the Acquiring Fund is Managed
36	Board of Trustees
36	PGIM

36	Manager
37	Subadvisor
37	Portfolio Managers
38	Distributor
38	Distribution and Service Plan
38	Disclosure of Portfolio Holdings
39	Fund Distribution and Tax Issues
39	Distributions
39	Tax Issues
40	Acquiring Fund Distributions
40	IRS Form 1099
40	Withholding Taxes
40	Taxation of Non-U.S. Shareholders
40	If You Purchase on or Before a Record Date
41	Taxes When Shares are Sold
41	How to Buy and Sell Shares
41	Secondary Market
41	Directly With the Acquiring Fund
42	Beneficial Ownership
42	Market Trading Price
42	Premiums and Discounts
42	Net Asset Value
43	Frequent Purchases and Redemptions
43	"Revenue Sharing" Payments
A-1	Exhibit A—Form of Agreement and Plan of Reorganization
B-1	Exhibit B—Ownership of Fund Shares
C-1	Exhibit C—Comparison of Organizational Documents

SECTION A — THE REORGANIZATION

The following information describes the proposed reorganization of the Target Fund with and into the Acquiring Fund. You should read the more complete information in the rest of this Combined Information Statement/Prospectus, including the Acquiring Fund's Prospectus (enclosed) and the Agreement (a form of which has been filed as an exhibit to the Acquiring Fund's Registration Statement on Form N-14 of which this Combined Information Statement/Prospectus is a part).

SUMMARY

PGIM Investments LLC (the "Manager" or "PGIM Investments") has recommended, and the Boards have approved, the reorganization of the Target Fund with and into the Acquiring Fund, with an anticipated close in the fourth quarter of 2026.

This Combined Information Statement/Prospectus provides information about the Reorganization. The following is only a summary of certain information contained in this Combined Information Statement/Prospectus. More complete information appears later in this Combined Information Statement/Prospectus. You should carefully read the entire Combined Information Statement/ Prospectus and the exhibits because they contain details that are not included in this summary.

How The Reorganization Will Work. The following provides an overview of how the Reorganization will work.

•  Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares"), together with cash in lieu of fractional shares, and the Acquiring Fund will assume all of the liabilities of the Target Fund. Immediately thereafter, the Target Fund will liquidate and distribute pro rata to its shareholders the Acquisition Shares it receives, or cash in lieu of Acquisition Shares, together with cash in lieu of any fractional shares of the Acquiring Fund. Shareholders of the Target Fund who do not hold shares in the Target Fund through an account that can accept Acquisition Shares will not receive shares of the Acquiring Fund unless such shares are transferred to an account that can accept Acquisition Shares prior to the Reorganization. If no transfer is completed, shares of the Target Fund will be redeemed at closing for cash equal to their net asset value ("NAV") or the Acquisition Shares received will be held by a stock transfer agent on behalf of Target Fund shareholders pending transfer to an account that can hold ETF shares. If not transferred within nine (9) months, such Acquisition Shares will be converted to cash and distributed to Target Fund shareholders (subject to applicable unclaimed property laws). Receipt of cash in a taxable account generally will be a taxable event. All existing account-level features and options such as rights of accumulation, dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar-cost averaging currently set up for a Target Fund account will no longer be available as features in the Acquiring Fund, including while held by the stock transfer agent. In addition, purchases of shares of the Acquiring Fund will not be allowed, including while your Acquisition Shares are held by the stock transfer agent.

•  The aggregate NAV of the Acquisition Shares issued will equal the value of the assets transferred by the Target Fund, net of liabilities and any cash distributed in lieu of fractional shares. The Acquisition Shares will be distributed to shareholders of the Target Fund in proportion to their holdings of Target Fund shares. No fractional shares of the Acquiring Fund will be issued, and shareholders will receive cash in lieu of any fractional shares, which generally will be a taxable event.

•  Under the Agreement, on the Closing Date, the NAV of your Target Fund shares and the Acquisition Shares will be determined as of the close of regular trading on the New York Stock Exchange (the "NYSE" or the "Exchange") on the Valuation Date (as defined below) pursuant to the Acquiring Fund's valuation procedures. The number of Acquisition Shares to be issued to Target Fund shareholders shall be determined by dividing the value of the aggregate NAV of the Target Fund (less the value of any cash to be delivered in lieu of any fractional Acquiring Fund shares that would otherwise have been distributable) by the net asset value of one Acquisition Share as of the close of regular trading on the NYSE on the Valuation Date. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares.

•  The Reorganization expenses are estimated to be $472,000 and are expected to be borne by the Target Fund, subject to applicable contractual expense limitation arrangements pursuant to which the Manager is expected to bear amounts that would otherwise cause those expense limits to be exceeded, whether or not the Reorganization is consummated. It is currently estimated that the Manager would bear approximately $213,000 of the expenses of the Reorganization.

•  The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquisition Shares in the Reorganization will not recognize gain or loss as a direct result of the Reorganization (except with respect to cash received in lieu of any fractional Acquisition Shares), and generally neither the Acquiring Fund nor Target Fund will recognize gain or loss as a direct result of the Reorganization. Cash payments received in lieu of Acquiring Fund shares (because Target Fund shares are held in an account that cannot hold ETF shares) or fractional Acquisition Shares (because the Acquiring Fund does not offer or make fractional shares available) will be taxable for shareholders who hold fractional shares in a taxable account. The receipt of cash in lieu of fractional shares, by shareholders whose accounts cannot hold ETF shares or from the liquidation of shares held by a stock transfer agent on the shareholder's behalf may be taxable events for a shareholder. For more information about the U.S. federal income tax consequences of the Reorganization, see the section of this Combined Information Statement/Prospectus entitled "Section A—The Reorganization—Additional Information About the Reorganization—Certain U.S. Federal Income Tax Consequences of the Reorganization."

•  Shareholders will not incur any initial or contingent deferred sales charges in connection with the Acquisition Shares issued in connection with the Reorganization. Subsequent purchases of shares will be subject to the policies of the Acquiring Fund described under "Section B—Additional Information Applicable to the Acquiring Fund" below.

•  After the Reorganization is completed, unless as otherwise described herein, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Fund will be dissolved and terminated.

•  The Acquiring Fund will be the accounting and performance survivor of the Reorganization.

Did the Boards approve the Reorganization? The Boards, including all of the board members who are not "interested persons" (as defined in the 1940 Act) (the "Independent Board Members"), after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund, the Acquiring Fund and each Fund's shareholders, and will not dilute the interests of the existing shareholders of the Target Fund or Acquiring Fund. The Boards made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, under the discussion of the Reorganization in "Section A—The Reorganization—Additional Information About the Reorganization—Board Considerations."

Important Information for Target Fund Shareholders. It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares you would receive through the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund's transfer agent or in an account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up an account that allows investments in ETF shares if the Reorganization is consummated and you wish to transact in shares of the Acquiring Fund.

•  Transferring Target Fund Shares Held Directly to an Already Existing ETF-Permissible Brokerage Account. Transferring your shares from the Target Fund's transfer agent to an account that permits you to hold, and transact in, shares of an ETF should be a simple process. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund's transfer agent and you have an account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares.

You should provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you properly complete and sign that form, the broker will submit the form to the Target Fund's transfer agent directly, and the Target Fund shares will be transferred into your brokerage account.

•  Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to an Account that Accepts ETF Shares. The financial intermediary, such as a broker or dealer, where you hold Target Fund shares should be able to assist you in changing your account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

If your shares are held in an account that is not permitted to hold shares of the Acquiring Fund at the time of the Reorganization, you will not receive shares of the Acquiring Fund. Instead, you will either receive cash in lieu of shares of the Acquiring Fund (or, in the case of certain retirement accounts, shares of a money market fund) in connection with the Reorganization, or the Acquiring Fund shares received may be held by a stock transfer agent on the shareholder's behalf pending transfer to an account that can hold such shares. If such shares are not transferred within nine (9) months following the Reorganization, they will be converted to cash and the proceeds distributed to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). The receipt of cash in lieu of shares of the Acquiring Fund generally will be a taxable event for shareholders holding shares in taxable accounts and may be subject to applicable fees and expenses.

If you hold your Target Fund shares in an account directly with the Target Fund's transfer agent (a "fund direct account"), you should establish an account capable of holding shares of the Acquiring Fund prior to the Closing Date. A fund direct account includes accounts held directly on the books of the Target Fund rather than through a financial intermediary, such as a broker-dealer, and may include individual retirement accounts ("IRAs"), such as traditional IRAs, SEP IRAs, SIMPLE IRAs, Roth IRAs and Coverdell Education Savings Accounts.

For shareholders holding Target Fund shares through fund direct IRAs who do not take action, such shares will be exchanged for shares of the PGIM Government Money Market Fund in accordance with applicable procedures up to one week in advance of the Reorganization. Because such shares are held in a tax-deferred account, distributions and redemption proceeds generally will not be currently taxable if they remain within the account. For other shareholders whose accounts are not permitted to hold shares of the Acquiring Fund, cash proceeds will be distributed to such shareholders.

If you do not wish to receive shares of the Acquiring Fund, you may redeem your Target Fund shares or exchange such shares for shares of another eligible mutual fund managed by PGIM Investments prior to the Closing Date. Any such redemption or exchange generally will be a taxable transaction for shareholders holding shares in a taxable account. As an exchange-traded fund, the Acquiring Fund does not offer an exchange privilege.

Certain financial intermediaries, including omnibus retirement plan recordkeepers, may not support investments in exchange-traded funds. In such cases, you may be required to redeem your Target Fund shares prior to the Reorganization. You should consult with your financial intermediary regarding your options.

Summary of U.S. Federal Income Tax Consequences of the Reorganization.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and will not be consummated unless the Target Fund and the Acquiring Fund receive an opinion of counsel substantially to the effect that the Reorganization will so qualify. Accordingly, it is expected that generally no gain or loss will be recognized by the Target Fund, the Acquiring Fund or shareholders of the Target Fund upon the exchange of Target Fund shares for shares of the Acquiring Fund, except with respect to cash received in lieu of any fractional shares of the Acquiring Fund. If the Reorganization were consummated but did not qualify as a tax-free reorganization, Target Fund shareholders generally would recognize taxable gain or loss equal to the difference between their tax basis in their Target Fund shares and the fair market value of the shares of the Acquiring Fund received (plus any cash received in lieu of fractional shares of the Acquiring Fund).

Shareholders will receive cash in lieu of any fractional shares of the Acquiring Fund, which generally will be a taxable event for shareholders holding shares of the Target Fund in taxable accounts. In addition, shareholders whose accounts are not permitted to hold shares of the Acquiring Fund will not receive such shares and instead will receive a cash payment equal to the net asset value of their Target Fund shares as of the Closing Date. The receipt of such cash generally will be a taxable event for shareholders holding Target Fund shares in taxable accounts. For certain shareholders holding Target Fund shares through direct IRAs, such shares will be exchanged for shares of the PGIM Government Money Market Fund in accordance with applicable procedures up to one week in advance of the Reorganization.

Prior to the consummation of the Reorganization, any Target Fund shareholder may redeem its shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between such shareholders' tax basis in the shares and the amount received for them.

The Target Fund may sell portfolio securities in connection with the Reorganization, including to accommodate shareholder transactions, which may result in the realization of capital gains and the imposition of brokerage commissions and other transaction costs. Any such gains may be distributed to shareholders and generally will be taxable to shareholders holding shares in taxable accounts.

Prior to the Closing Date, the Target Fund will declare and pay one or more distributions intended to distribute all of its investment company taxable income and net capital gain (in each case, if any). Such distributions generally will be taxable to shareholders holding shares in taxable accounts and may be taxable as ordinary income or long-term capital gains.

A shareholder's aggregate tax basis in the shares of the Acquiring Fund received in the Reorganization is expected to be the same as the aggregate tax basis of the shareholder's Target Fund shares exchanged therefor (reduced by any amount of tax basis allocable to fractional shares of Acquiring Fund for which cash is received), and the shareholder's holding period for such shares of the Acquiring Fund is expected to include the holding period of the Target Fund shares exchanged.

Shareholders should consult their tax advisers regarding any U.S. federal, state and local and non U.S. tax consequences of the Reorganization. For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled "Section A—The Reorganization—Additional Information About the Reorganization—Certain U.S. Federal Income Tax Consequences of the Reorganization." For more information regarding repositioning costs, see the section "Section A—The Reorganization—Summary—Fees and Expenses—Portfolio Turnover" below.

Comparison of Fund Investment Goals, Investment Strategies and Policies, and Principal Risks.

The Acquiring Fund and the Target Fund have the same investment objective, which is long-term growth of capital. Each Fund invests, under normal market conditions, at least 80% of its investable assets in equity and equity-related securities.

Each Fund follows a value investment style to select equities of approximately 25 to 40 issuers. Each Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies it believes are undervalued relative to their intrinsic worth ("value companies"). Each Fund may invest in companies of any market capitalization. Under normal market conditions, each Fund is expected to invest predominantly in large capitalization companies, which are companies with market capitalizations (measured at the time of purchase) of $1 billion or more.

The investment strategies and policies of the Acquiring Fund are substantially similar in all material respects to those of the Target Fund. PGIM Investments serves as investment manager to both Funds and Jennison Associates LLC ("Jennison") serves as subadviser for both Funds.

Jennison selects investments for the Acquiring Fund using a proprietary combination of bottom-up fundamental research and systematic portfolio construction to build a portfolio of high-conviction stocks reflecting the views of Jennison. High-conviction stocks reflect those stocks that Jennison believes are strong investments and Jennison may allocate and rotate portfolio assets more heavily toward those stocks it believes are stronger investments. Similarly, with respect to the Target Fund, Jennison uses a research-based, bottom-up stock selection process focused primarily on large capitalization companies which, in Jennison's view, exhibit indications of underlying intrinsic value. With respect to the Target Fund, Jennison generally seeks companies that have one or more of the following characteristics—attractive valuation metrics that are unique to that business, high levels of durability and viability of the business, good business models that are being mispriced, high returns on assets and/or equity, high free cash flow yields, management teams that are willing to make changes, and/or something wrong in the fundamentals that can be fixed or is temporary.

The portfolio management team of the Acquiring Fund is expected to be substantially similar to that of the Target Fund, with the addition of personnel to support ETF implementation and trading. The portfolio managers of the Acquiring Fund are expected to continue to manage the Acquiring Fund following the Reorganization. Additional information regarding the Acquiring Fund's portfolio managers is provided under "Section B—Additional Information Applicable to the Acquiring Fund."

The Target Fund and the Acquiring Fund are subject to many of the same principal risks as a result of their identical investment objectives and substantially similar strategies. Any differences in principal risks are primarily attributable to the Acquiring Fund's structure as an ETF, including risks associated with secondary market trading and ETF-specific operational characteristics.

For additional information regarding the principal risks of each Fund, see "Section A—The Reorganization—Synopsis—Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies," "Comparison of Principal Risks" in "Section A—The Reorganization," and "Section B—Additional Information Applicable to the Acquiring Fund—Principal Risks of the Acquiring Fund."

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you hold shares of the Funds, as well as the estimated pro forma fees and expenses of the Acquiring Fund following the Reorganization. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended March 31, 2026 for the Target Fund and the Acquiring Fund. The pro forma fees and expenses of the Acquiring Fund are based on projected expenses of the Acquiring Fund following the Reorganization and take into consideration a reduction in the contractual management fee payable by the Acquiring Fund to PGIM Investments that was approved by the Board on June 10, 2026. Effective July 1, 2026, the Acquiring Fund's unitary fee is 0.33% of average net assets. Following the Reorganization, gross and net total annual fund operating expenses of the Acquiring Fund will be lower than those applicable to each share class of the Target Fund. You may pay other costs, such as brokerage commissions and fees charged by financial intermediaries, which are not reflected in the tables and examples below. The tables and examples below do not reflect the costs associated with the Reorganization. The costs associated with the Reorganization to be borne by the Target Fund are estimated to be $472,000 or 0.16% of the Target Fund's net assets as of March 31, 2026.

The tables are intended to assist you in comparing the expense structures of the Target Fund and the Acquiring Fund and to provide a general indication of the expected expense profile following the Reorganization.

"Other Expenses" includes all operating expenses of the Target Fund other than management fees and distribution (12b-1) fees. In the case of the Acquiring Fund, which pays a unitary management fee, "Other Expenses"

reflects only those expenses not paid by the Manager under the unitary fee arrangement, such as taxes, interest, brokerage commissions and other portfolio transaction expenses, and certain extraordinary expenses.

The Target Fund currently offers multiple share classes. Following the Reorganization, shareholders will receive shares of the Acquiring Fund, which has a single class of shares and operates with a different fee structure, as described below.

When comparing the fees and expenses of the Target Fund and the Acquiring Fund, you should consider differences in their fee structures. The Target Fund pays the Manager a management fee for investment advisory and administrative services, calculated as a percentage of the Fund's average daily net assets and subject to breakpoint reductions.

In contrast, the Acquiring Fund pays a single, all-inclusive management fee (often referred to as a "unitary fee"), calculated as a percentage of the Acquiring Fund's average daily net assets and paid monthly. In return for this fee, the Manager generally pays the ordinary operating expenses of the Acquiring Fund, except for certain expenses borne directly by the Acquiring Fund, including taxes, interest, brokerage commissions and other portfolio transaction expenses, expenses related to securities lending, infrequent and/or unusual expenses (such as litigation), and other expenses approved by the ETF Trust's Board.

Shareholder Fees and Operating Expenses as of March 31, 2026 (unaudited)

Shareholder Fees
(fees paid directly from your investment)

	Target Fund Class A		Target Fund Class C		Target Fund Class R	Target Fund Class Z	Target Fund Class R6	Acquiring Fund	Acquiring Fund (ProForma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None		None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	1.00	%(2)	None	None	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None	None	None	None	None
Redemption fee	None		None		None	None	None	None	None
Exchange fee	None		None		None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15		$15		None	None(3)	None	None	None

(1)  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge ("CDSC") of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.

(2)  Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase.

(3)  Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Class A	Target Fund Class C	Target Fund Class R		Target Fund Class Z		Target Fund Class R6		Acquiring Fund	Acquiring Fund (ProForma)
Management fee	0.60%	0.60%	0.60%		0.60%		0.60%		0.75%	0.33	%(3)
Distribution and service (12b-1) fees	0.30%	1.00%	0.75%		None		None		None	None
Other expenses	0.19%	0.58%	2.47%		0.20%		0.17%		None	None
Total annual Fund operating expenses	1.09%	2.18%	3.82%		0.80%		0.77%		0.75%	0.33%
Fee waiver and/or expense reimbursement	None	None	(2.29)%		(0.05)%		(0.02)%		None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.09%	2.18%	1.53	%(1)	0.75	%(2)	0.75	%(3)	0.75%	0.33%

(1)  PGIM Investments LLC ("PGIM Investments") has contractually agreed, through January 31, 2028, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 1.53% of average daily net assets for Class R shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by PGIM Investments within the same fiscal year in which such waiver and/or reimbursement is made, including following the closing of the Reorganization. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. The waiver and expense limitation may not be terminated prior to January 31, 2028, without the prior approval of the Fund's Board of Directors. The distributor of the Fund has contractually agreed through January 31, 2028 to reduce its distribution and service (12b-1) fees applicable to Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to January 31, 2028 without the prior approval of the Fund's Board of Directors.

(2)  PGIM Investments has contractually agreed, through January 31, 2028, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class Z shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by PGIM Investments within the same fiscal year in which such waiver and/or reimbursement is made, including following the closing of the Reorganization. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. The waiver and expense limitation may not be terminated prior to January 31, 2028, without the prior approval of the Fund's Board of Directors.

(3)  PGIM Investments has contractually agreed, through January 31, 2028, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.75% of average daily net assets for Class R6 shares. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares.

(4)  PGIM Investments and the Board agreed to a reduction in the unitary management fee of the Acquiring Fund from 0.75% to 0.33%, effective July 1, 2026.

Expense Examples

The following examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis, and to compare these costs with the cost of investing in other funds.

The examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and that you redeem all of your shares at the end of those periods, except as otherwise noted. The examples also assume a 5% annual return, that each Fund's operating expenses remain the same, and that all dividends and distributions are reinvested.

Any applicable fee waiver or expense reimbursement arrangement is reflected only for the period indicated in the "Annual Fund Operating Expenses" table above.

Your actual costs may be higher or lower, and the examples are provided for comparative purposes only.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your Target Fund shares at the end of each period:

Target Fund Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$655	$878	$1,118	$1,806
Class C Shares	$321	$682	$1,169	$2,236
Class R Shares	$156	$956	$1,774	$3,908
Class Z Shares	$77	$250	$439	$985
Class R6 Shares	$77	$244	$426	$952

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your Target Fund shares at the end of each period:

Target Fund Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$655	$878	$1,118	$1,806
Class C Shares	$221	$682	$1,169	$2,236
Class R Shares	$156	$956	$1,774	$3,908
Class Z Shares	$77	$250	$439	$985
Class R6 Shares	$77	$244	$426	$952
	1 Year	3 Years	5 Years	10 Years
Acquiring Fund Shares	$77	$240	$417	$930
Acquiring Fund Shares (Pro Forma)	$34	$106	$185	$418

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the Annual Fund Operating Expenses table or in the expense examples, affect a Fund's performance. During each Fund's most recent fiscal year, its portfolio turnover rate was the following percentage of the average value of the Fund's portfolio:

Fund	Portfolio Turnover
PGIM Jennison Focused Value Fund	55%
PGIM Jennison Focused Value ETF	56%

Because the portfolios of the Target Fund and the Acquiring Fund are substantially similar, little to no portfolio repositioning is expected in connection with the Reorganization. To the extent any limited repositioning occurs, a portion of the Target Fund's assets may be sold to facilitate the transaction, and the Target Fund will bear any related brokerage commissions and transaction costs. Such transactions could result in the realization of capital gains or losses; however, any such impact is expected to be minimal.

Comparison of Acquiring Fund and Target Fund Service Providers. The following provides a comparison of the service providers for the Funds.

Service Provider	Target Fund	Acquiring Fund
Administrator	PGIM Investments LLC 655 Broad Street Newark, NJ 07102-4410	PGIM Investments LLC 655 Broad Street Newark, NJ 07102-4410
Custodian	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	The Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Fund Accounting Services Provider	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	The Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Transfer Agent	Prudential Mutual Fund Services LLC 655 Broad Street Newark, New Jersey 07102	The Bank of New York Mellon 240 Greenwich Street, New York, New York 10286
Independent Registered Public Accountant	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017
Distributor	Prudential Investment Management Services LLC 655 Broad Street Newark, New Jersey 07102	Prudential Investment Management Services LLC 655 Broad Street Newark, New Jersey 07102

Comparison of Target Fund and Acquiring Fund Sales Charges and Distribution Arrangements. Class A shares of the Target Fund are subject to a front-end sales charge (load). For the Target Fund, the maximum front-end sales load is 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge ("CDSC") of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.

Class C, Class R, Class Z and Class R6 shares of the Target Fund do not impose a front-end sales load. Class R, Class Z and Class R6 shares of the Target Fund do not impose a CDSC though Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase. Financial intermediaries through which a shareholder can acquire Target Fund shares may have their own policies for investment in the Target Fund.

Shares of the Acquiring Fund are not subject to a front-end sales load or contingent deferred sales charge. However, investors in the Acquiring Fund may incur transaction fees, including but not limited to, brokerage charges in connection with transacting (purchasing and selling) Acquiring Fund shares which list and trade on a stock exchange.

The Rule 12b-1 distribution fee for Class A shares of the Target Fund is limited to 0.30% (including up to 0.25% service fee) and 0.75% (including the 0.25% service fee) for Class R shares of the Target Fund. Class C shares of the Target Fund pay a Rule 12b-1 distribution fee (including the service fee) of 1.00%. The distributor of the Target Fund has contractually agreed through January 31, 2028, to reduce its distribution and service (12b-1) fees applicable to Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to January 31, 2028, without the prior approval of the Board. Shares of the Acquiring Fund are not subject to a Rule 12b-1 distribution and service fee. The Acquiring Fund has adopted a 12b-1 Plan that permits compensation in connection with the distribution and marketing of Acquiring Fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits the Acquiring Fund to pay compensation at an annual rate of up to 0.25% of the Acquiring Fund's average daily net assets. However, the Board has determined not to authorize payment of a 12b-1 Plan fee at this time.

Comparison of Target Fund and Acquiring Fund Purchase and Redemption Provisions. Shares of the Target Fund may be purchased or sold on any day the NYSE is open for business. Class A shares and Class C shares of the Target Fund have an investment minimum of $1,000 for initial purchases and $100 for subsequent purchases. The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial and subsequent investment requirements for Automatic Investment Plan (AIP) accounts are each $50 monthly (if shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). In addition, the minimum initial and subsequent investment requirements do not apply with respect to Class A and Class C shares when offered at NAV on fee-based programs, mutual fund "wrap" or asset allocation programs, mutual fund "supermarket" programs, and group retirement plans. The Target Fund may be purchased by check or by wire transaction. For more information, see the "How to Buy, Sell and Exchange Shares" section of the Target Fund's Prospectus.

The Acquiring Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Acquiring Fund's distributor that governs transactions in Acquiring Fund creation units) in large blocks of shares called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, shares of the Acquiring Fund are not redeemable securities of the Acquiring Fund.

Individual shares of the Acquiring Fund may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Acquiring Fund's shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Acquiring Fund's NAV, market price, premiums and discounts, and bid/ask spread, is available at https://www.pgim.com/etf-fund-documents.

Shares of the Acquiring Fund do not have an investment minimum. Additional information and specific instructions explaining how to buy shares of the Acquiring Fund are outlined in the Acquiring Fund's Prospectus under the section "How to Buy and Sell Shares."

SYNOPSIS OF REORGANIZATION: PGIM JENNISON FOCUSED VALUE FUND INTO PGIM JENNISON FOCUSED VALUE ETF

Overview. PGIM Jennison Focused Value Fund and PGIM Jennison Focused Value ETF:

•  Have the same investment objective.

•  Have different fiscal year ends. PGIM Jennison Focused Value Fund's fiscal year end is September 30 and PGIM Jennison Focused Value ETF's fiscal year end is August 31.

•  Are structured as series of separate open-end management investment companies. PGIM Jennison Focused Value Fund as a series of a Maryland corporation and PGIM Jennison Focused Value ETF is organized as a series of a Delaware statutory trust. Please see Exhibit C to this Combined Information Statement/Prospectus for more information regarding the differences between the rights of shareholders.

•  Have the same investment manager and sub-adviser.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of Target Fund and Acquiring Fund are set forth in the table below. Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Acquiring Fund and Target Fund are both actively managed, have identical investment objectives and have substantially similar investment policies, investment strategies and fundamental restrictions. However, the Acquiring Fund operates as an actively managed ETF, and does not seek to replicate any index. The Acquiring Fund also employs a systematic portfolio optimization process to manage risk exposures and liquidity, a feature not present in the Target Fund's strategy. The Target Fund uses a research-based, bottom-up stock selection focused on large capitalization companies which, in its view, exhibit indications of underlying intrinsic value. The main difference between the Acquiring Fund and the Target Fund lies in the Funds' portfolio construction methods.

Both the Target Fund's and Acquiring Fund's investment policies with respect to 80% of their respective net assets may be changed by the Board without shareholder approval as long as shareholders are given 60 days' advance written notice.

	Target Fund	Acquiring Fund
Investment Objective	Long-term growth of capital	Long-term growth of capital
Principal Investment Strategies	The Fund invests, under normal market conditions, at least 80% of its investable assets in equity and equity-related securities.
The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund follows a value investment style to select equities of approximately 25 to 40 issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that it believes are undervalued compared to their perceived worth (value companies). The Fund may invest in companies of any market capitalization. Under normal market conditions, the Fund is expected to invest predominantly in large capitalization companies, which are companies with market capitalizations (measured at the time of purchase) of $1 billion or more.	The Fund invests, under normal market conditions, at least 80% of its investable assets in equity and equity-related securities.
The term "investable assets" refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund follows a value investment style to select equities of approximately 25 to 40 issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that it believes are undervalued compared to their perceived worth ("value companies"). The Fund may invest in companies of any market capitalization. Under normal market conditions, the Fund is expected to invest predominantly in large capitalization companies, which are companies with market capitalizations (measured at the time of purchase) of $1 billion or more and are selected by the subadviser using a

Target Fund	Acquiring Fund
The subadviser will actively manage the Fund and will seek to invest in companies that it believes will provide investment returns above those of the Russell 1000 Value Index. The subadviser uses a research-based, bottom-up stock selection focused primarily on large capitalization companies which, in its view, exhibit indications of underlying intrinsic value.The subadviser performs in-depth, fundamental research on prospective investments. Generally, the subadviser seeks companies that have one or more of the following characteristics—attractive valuation metrics that are unique to that business, high levels of durability and viability of the business, good business models that are being mispriced, high returns on assets and/or equity, high free cash flow yields, management teams that are willing to make changes, and/or something wrong in the fundamentals that can be fixed or is temporary.
In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts ("ADRs"); warrants and rights that can be exercised to obtain stock or other eligible investments; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts ("REITs") and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that the subadviser can convert into the company's common stock, the cash value of common stock or some other equity security. The Fund may invest up to 35% of its investable assets in foreign securities. At times, the Fund may have a significant portion of its assets invested in the same economic sector.	combination of fundamental research and systematic portfolio construction.
The Fund is an actively managed exchange-traded fund ("ETF") and therefore does not seek to replicate the performance of any specified index.
The Fund's subadviser selects investments for the Fund using a proprietary combination of bottom-up fundamental research and systematic portfolio construction to build a portfolio of high-conviction stocks reflecting the views of the subadviser. High-conviction stocks reflect those stocks that the subadviser believes are strong investments and the subadviser may allocate and rotate portfolio assets more heavily toward those stocks it believes are stronger investments. The subadviser will actively manage the Fund and will seek to invest in companies that it believes will provide investment returns above those of the Russell 1000 Value Index. As a result of these processes, the subadviser seeks to construct a portfolio of companies that have one or more of the following characteristics—attractive valuation metrics that are unique to that business, high levels of durability and viability of the business, good business models that are being mispriced, high returns on assets and/or equity, high free cash flow yields, management teams that are willing to make changes, and/or something operationally wrong that can be fixed or is temporary. Valuation metrics are ratios or data-points that can help provide guidance as to the value of a company and common valuation metrics that the subadviser may use among others are price to earnings, price to free-cash-flow, price to book, price to operating earnings, price to revenues, and price to dividend yield ratios.
The subadviser employs a systematic portfolio optimization process that seeks to manage overall investment risk exposures and characteristics in order to manage liquidity considerations and maintain consistency with the Fund's objective.

Target Fund	Acquiring Fund
In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts ("ADRs"); warrants and rights that can be exercised to obtain stock or other eligible investments; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts ("REITs"); and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that the Fund can convert into the company's common stock, the cash value of common stock or some other equity security.
The Fund may invest up to 35% of its investable assets in foreign securities.
At times, the Fund may have a significant portion of its assets invested in the same economic sector.

Comparison of Fundamental Investment Policies. Both Funds have adopted certain fundamental investment policies. Each Fund's fundamental investment restrictions are listed below. The fundamental investment policies for the Target Fund and Acquiring Fund are substantially similar. While there are phrasing and terminology differences in the fundamental investment policies of the Target and Acquiring Funds, there are no material differences in the substance of the fundamental investment policies of the Target and Acquiring Funds. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of a Fund's outstanding voting shares, whichever is less.

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund.

Fundamental Restriction	The Target Fund	The Acquiring Fund
Issuing Senior Securities/Borrowing Money

The Target Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of

The Acquiring Fund may borrow money to the extent not prohibited by the 1940 Act.
The Acquiring Fund may issue senior securities to the extent not prohibited by the 1940 Act.
The Acquiring Fund may pledge its assets to the extent not prohibited by the 1940 Act.

Fundamental Restriction	The Target Fund	The Acquiring Fund

the foregoing and collateral arrangements with respect thereto, and obligations of the Target Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Lending Cash or Securities

The Target Fund may make loans, including loans of assets of the Target Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Target Fund's investment objective.

The Acquiring Fund may lend money or other assets to the extent not prohibited by the 1940 Act.
Investing in Commodities

The Target Fund may not buy or sell physical commodities or contracts involving physical commodities. The Target Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Target Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Target Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

The Acquiring Fund may purchase or sell commodities or contracts related to commodities to the extent not prohibited by the 1940 Act. Consistent with this policy, the Acquiring Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Acquiring Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Acquiring Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner and only so long as it is consistent with the 1940 Act. While permitted by the 1940 Act and except as otherwise provided in the previous sentence, the Fund will not buy or sell physical commodities or contracts involving physical commodities.

Fundamental Restriction	The Target Fund	The Acquiring Fund
Investing in Real Estate

The Target Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Target Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Acquiring Fund may purchase or sell real estate to the extent not prohibited by the 1940 Act. Investments in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities are not prohibited by the 1940 Act and, therefore, not subject to this policy. For purposes of this policy, other purchases or sales of real estate will be limited to the Acquiring Fund's exercise of rights relating to such securities described in the previous sentence, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner and only so long as holding such real estate is consistent with the 1940 Act.

Diversification

The Target Fund may not purchase the securities of any issuer if, as a result, the Target Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder as each may be amended from time to time except to the extent that the Target Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

The Acquiring Fund may not purchase the securities of any issuer if, as a result, the Acquiring Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations.

Concentration

The Target Fund may not purchase any security if as a result 25% or more of the Target Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Acquiring Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Restriction	The Target Fund	The Acquiring Fund
Underwriting

The Target Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Acquiring Fund may engage in the business of underwriting the securities of other issuers to the extent not prohibited by the 1940 Act. Within this framework, the Acquiring Fund will not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Comparison of Principal Risks. The Acquiring Fund is subject to the principal risks described in "Section B—Additional Information Applicable to the Acquiring Fund" below. The Funds are subject to many of the same principal risks, reflecting their identical investment objectives and substantially similar principal investment strategies, and portfolio composition.

Differences in principal risks are primarily attributable to the Acquiring Fund's structure as an exchange-traded fund, including risks associated with secondary market trading, authorized participants, and other ETF-related operational features, rather than any material differences in investment strategy. For example, the Acquiring Fund is subject to Authorized Participant Concentration Risk, Cash Transactions Risk, ETF Shares Trading Risk, and New/Small Fund Risk as principal risks while these are not principal risks of the Target Fund. The Target Fund is subject to Increase in Expenses Risk and Market Capitalization Risk as principal risks while these are not principal risks of the Acquiring Fund.

All investments involve risk, including the possible loss of principal. An investment in either Fund is not guaranteed to achieve its objective; is not a deposit of a bank; and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The table below compares the principal risks of the Funds.

Principal Risks	Target Fund	Acquiring Fund
Authorized Participant Concentration Risk		X
Cash Transactions Risk		X
Economic and Market Events Risk	X	X
Equity and Equity-Related Securities Risk	X	X
ETF Shares Trading Risk		X
Foreign Securities Risk	X	X
Increase in Expenses Risk	X
Large Capitalization Company Risk	X	X
Large Shareholder and Large Scale Redemption Risk	X	X
Management Risk	X	X
Market Capitalization Risk	X
Market Disruption and Geopolitical Risks	X	X
Market Risk	X	X
New/Small Fund Risk		X
Sector Exposure Risk	X	X
Value Style Risk	X	X

Comparison of Management of the Funds. PGIM Investments serves as investment manager to both the Target Fund and the Acquiring Fund. In its capacity as investment manager, PGIM Investments manages the day-to-day operations of the Funds. For the fiscal year ended 9/30/25, the Target Fund paid PGIM Investments a management fee of 0.60% of the Fund's average daily net assets before giving effect to the expense limitation described in more detail under "Summary—Fees and Expenses." For the fiscal year ended 8/31/25, the Acquiring Fund paid PGIM Investments an advisory fee of 0.75% of the Fund's average daily net assets. The table below shows the current contractual advisory fee schedule for each of the Funds. At its meeting on June 10, 2026, the Board of the Acquiring Fund approved a reduction to the Acquiring Fund's unitary fee from 0.75% of average net assets to 0.33% of average net assets, effective as of July 1, 2026.

The Acquiring Fund employs a unitary fee structure pursuant to which PGIM Investments bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The unitary fee structure is described in more detail under "Summary—Fees and Expenses." Following the Reorganization, the gross and net total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund.

PGIM Jennison Focused Value Fund (Target Fund)		PGIM Jennison Focused Value ETF (Acquiring Fund)		PGIM Jennison Focused Value ETF (Acquiring Fund Post-Reorganization)

Assets	Fee	Assets	Fee	Assets	Fee
0.60% of average daily net assets up to and including $300 million;	0.60%	0.33% of average net assets	0.33%	0.33% of average net assets	0.33%
0.575% on average daily net assets over $300 million.

Each Fund is overseen by a Board comprised of the same Board members, which is responsible for the overall supervision of the Funds and their operations. Additional information regarding the members of the Board is set forth in each Fund's Statement of Additional Information.

The Target Fund and the Acquiring Fund share the same investment adviser, the same subadviser and substantially the same portfolio management team, with any differences limited to the addition of personnel to support the ETF structure and its operation. Additional information regarding portfolio manager compensation, other accounts managed, and ownership of Fund shares is provided in the Statement of Additional Information. Further information regarding the Acquiring Fund's portfolio managers is described in "Section B—Additional Information Applicable to the Acquiring Fund".

Comparison of distribution payment policies and pricing arrangements.

Both the Target Fund and the Acquiring Fund distribute dividends out of any net investment income to shareholders. The Funds also distribute any realized net capital gains to shareholders. Capital gains are generated when the Funds sell their assets for a profit. Dividends and other distributions on shares of the Acquiring Fund are distributed on a pro rata basis to beneficial owners of such shares.

The Target Fund's distributions of dividends and net capital gains are automatically reinvested in the Target Fund without any sales charge. If a shareholder requests distributions to be paid in cash, the Target Fund will send the shareholder a check if their account is held with the Target Fund's transfer agent. Otherwise, if their account is with a broker, they will receive a credit to their account. Either way, the distributions may be subject to income taxes unless the shares are held in a qualified or tax-deferred plan or account.

For the Acquiring Fund, dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Acquiring Fund. No dividend reinvestment service is provided by the Acquiring Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Acquiring Fund purchased in the secondary market. Dividend distributions of both income and realized gains will be subject to taxation whether or not they are reinvested in the Acquiring Fund.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders by both the Target Fund and the Acquiring Fund. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*  Under certain circumstances, the Funds may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

The Funds have substantially the same procedures for calculating their share prices and valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. For more information about the Funds' pricing procedures, you may refer to each Fund's prospectus, which accompanies this Combined Information Statement/Prospectus, under the section titled "Determination of Net Asset Value."

Comparison of Performance. Historical performance information for the Funds is set forth below. The Target Fund has a ten year track record while the Acquiring Fund has only been in existence since its inception on December 12, 2022, so its performance table shows one-year and since-inception returns rather than five- and ten-year figures. The Acquiring Fund's sole share class has outperformed all shareclasses of the Target Fund for the one-year period ended December 31, 2025.

PGIM Jennison Focused Value Fund

The following bar chart and table provide an indication of the risks of investing in the Target Fund by showing how the Target Fund has performed in the past. The bar chart shows how the Target Fund's Class Z share performance (without sales charges) has varied for each full calendar year shown. If the sales charges applicable to Class Z shares were reflected, returns would be lower. Class Z share performance (without sales charges) is presented because certain other share classes are no longer offered and Class Z shares represent the oldest share class currently available.

The table below the bar chart compares the Target Fund's returns (after applicable sales charges) for the periods shown with a broad-based securities market index and an additional index that reflects the markets in which the Target Fund invests.

Except for differences in expenses and any applicable sales charges, the share classes of the Target Fund would have substantially similar performance because each class invests in the same portfolio of securities.

A Fund's past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by visiting www.pgim.com/investments.

The Target Fund's total returns prior to December 18, 2019, as reflected in the bar chart and the table are the returns of the Target Fund when it followed different investment strategies under the name "PGIM Jennison Equity Opportunity Fund."

Target Fund Annual Total Returns (Class Z Shares)1 (as of December 31, 2025)

(1)  The total return for Class Z shares from January 1, 2026 through March 31, 2026 was 1.64%.

BEST QUARTER: 14.37% (2nd Quarter 2020) WORST QUARTER: -25.56% (1st Quarter 2020)

Average Annual Total Returns % (as of 12-31-25)

	ONE YEAR	FIVE YEARS	TEN YEARS
Class A Shares	10.76%	12.73%	9.82%
Class C Shares	14.85%	12.77%	9.43%
Class R Shares	16.69%	13.54%	10.03%
Class R6 Shares	17.61%	14.41%	10.80%
Class Z Shares
Return Before Taxes	17.59%	14.42%	10.80%
Return After Taxes on Distributions	15.31%	12.64%	8.70%
Return After Taxes on Distributions and Sale of Fund Shares	12.06%	11.30%	8.20%
Index% (reflects no deduction for fees, expenses or taxes) (as of 12-31-25)
S&P 500 Index*	17.88%	14.42%	14.82%
Russell 1000 Value Index	15.91%	11.33%	10.53%

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as traditional 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

*  The Target Fund compares its performance against this broad-based index in response to regulatory requirements.

PGIM Jennison Focused Value ETF

The following bar chart and table provide an indication of the risks of investing in the Acquiring Fund by showing how the Acquiring Fund has performed in the past. The bar chart shows how the Acquiring Fund's performance has varied for each full calendar year shown.

The table below the bar chart compares the Acquiring Fund's returns (before and after taxes) for the periods shown with a broad-based securities market index and an additional index that reflects the markets in which the Acquiring Fund invests.

The Acquiring Fund is an actively managed ETF and does not seek to track the performance of any particular index.

A Fund's past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information is available at www.pgim.com/investments.

Acquiring Fund Annual Total Returns1 (as of December 31, 2025)

(1)  The total return of the Acquiring Fund's shares from January 1, 2026 through March 31, 2026 was 1.50%.

BEST QUARTER: 13.80% (1st Quarter 2024) WORST QUARTER: -1.46% (1st Quarter 2025)

Average Annual Total Returns % (as of 12-31-25)

	ONE YEAR	SINCE INCEPTION	INCEPTION DATE
Return Before Taxes	18.41%	19.16%	12-12-2022
Return After Taxes on Distributions	18.22%	18.85%	12-12-2022
Return After Taxes on Distributions and Sale of Fund Shares	11.04%	15.12%	12-12-2022

Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-25)
S&P 500 Index*	17.88%	19.99	%**
Russell 1000 Value Index	15.91%	11.99	%**

°  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as traditional 401(k) plans or individual retirement accounts.

*  The Acquiring Fund compares its performance against this broad-based index in response to regulatory requirements.

**  Since Inception returns for the Indexes are measured from the month-end closest to the Acquiring Fund's inception date.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of The Reorganization. The Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•  The Reorganization is currently expected to occur in the fourth quarter of 2026, subject to the satisfaction or waiver of applicable closing conditions, including the effectiveness of the registration statement and receipt of any necessary regulatory approvals.

The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all liabilities and obligations of the Target Fund (the "Obligations") and will issue shares of the Acquiring Fund ("Acquisition Shares") to the Target Fund, together with cash to be distributed to shareholders of the Target Fund (i) who do not hold shares of the Target Fund through a brokerage account or other account that can accept Acquisition Shares (and, in certain cases, Acquisition Shares may be held by the Acquiring Fund's stock transfer agent on behalf of such shareholders pending receipt of eligible account information, and may be liquidated if such information is not timely provided) and (ii) in lieu of fractional Acquisition Shares. Immediately after the Closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record the Acquisition Shares received by the Target Fund, together with cash distributed to shareholders (i) whose accounts are not able to hold Acquisition Shares (or who otherwise receive cash proceeds in accordance with the Agreement as described above) and (ii) in lieu of fractional Acquisition Shares, and will thereafter be dissolved as soon as practicable. For certain shareholders holding Target Fund shares through direct individual retirement accounts (IRAs), such shares will be exchanged for shares of the PGIM Government Money Market Fund in accordance with standard PGIM procedures.

The value of the Target Fund's assets to be acquired by the Acquiring Fund (net of Obligations and Reorganization Costs to be borne by the Target Fund) will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"), using the valuation procedures of the Acquiring Fund. The number of Acquisition Shares to be issued will be determined by dividing the aggregate net assets of the Target Fund (after adjustment for cash to be distributed to shareholders, including cash distributed in lieu of fractional Acquisition Shares) by the net asset value per share of the Acquiring Fund as of the Valuation Date. The Acquiring Fund will not issue fractional shares, and shareholders will receive cash in lieu of fractional shares.

•  As a result, subject to the foregoing, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges, redemption fees or similar transaction fees in connection with the receipt of Acquisition Shares in the Reorganization although shareholders whose accounts are not able to hold Acquisition Shares will receive cash or other proceeds in accordance with applicable account procedures or, as applicable, the procedures described in the Agreement (including transfer agent holding and potential liquidation of shares)

Conditions to Closing the Reorganization. In order for the Reorganization to be completed, all closing conditions must be satisfied or waived. The completion of the Reorganization is subject to certain conditions described in the Agreement, including among others:

•  The Target Fund and the Acquiring Fund will each have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•  A registration statement on SEC Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•  The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled "Certain U.S. Federal Income Tax Consequences of the Reorganization" and subject to the limitations set forth in that section, the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of any fractional Acquisition Shares), and generally neither the Acquiring Fund nor the Target Fund will recognize gain or loss as a direct result of the Reorganization, except as otherwise required under applicable provisions of the Internal Revenue Code. The receipt of cash in lieu of fractional shares, by shareholders whose accounts cannot hold ETF shares or from the liquidation of shares held by a stock transfer agent on the shareholder's behalf may be taxable events for a shareholder.

Termination of the Agreement. The Agreement and the transactions contemplated thereby may be terminated by mutual agreement of PIP and the ETF Trust at any time prior to the Closing Date. The Agreement may also be terminated by either PIP or the ETF Trust in the event of a material breach by the other party, the failure of a condition precedent, or if certain regulatory or legal impediments prevent the consummation of the Reorganization, in each case as provided in the Agreement. If the Reorganization has not been completed within the time period specified in the Agreement, the Agreement will automatically terminate unless otherwise agreed by the parties. In the event the Reorganization is not consummated, no party will be liable to any other party for damages relating to such failure. Expenses associated with the Reorganization will be borne as provided in the Agreement.

Certain U.S. Federal Income Tax Consequences of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP to such effect, based on existing provisions of the Code, U.S. Treasury regulations, current administrative rules and judicial authorities, and subject to customary assumptions and limitations, for U.S. federal income tax purposes:

•  The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares (and cash in lieu of any fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Obligations, immediately followed by the pro rata distribution of all the Acquisition Shares (together with cash distributed to shareholders (i) whose accounts are not able to hold Acquisition Shares and (ii) in lieu of any fractional Acquisition Shares) by the Target Fund to the Target Fund's shareholders of record in complete liquidation and termination of the Target Fund thereafter, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

•  No gain or loss will be recognized by the Acquiring Fund upon receipt of the Target Fund's assets solely in exchange for Acquisition Shares (and cash in lieu of any fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Obligations.

•  No gain or loss will be recognized by the Target Fund upon (i) the transfer of its assets to the Acquiring Fund in exchange for Acquisition Shares (and cash in lieu of any fractional Acquisition Shares) and the assumption of Obligations by the Acquiring Fund or (ii) the distribution of such consideration to its shareholders in complete liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) "section 1256 contracts" as defined in Section 1256(b) of the Code or (2) stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code, in each case consistent with the terms of the Agreement.

•  No gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their shares of the Target Fund solely for Acquisition Shares (except with respect to cash received in lieu of any fractional Acquisition Shares and cash or other proceeds received by shareholders whose accounts are not able to hold Acquisition Shares).

•  The aggregate basis of the Acquisition Shares received by any Target Fund shareholder will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•  The holding period of the Acquisition Shares received by any Target Fund shareholder will include the holding period of the Target Fund shares.

•  The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized as described above.

•  The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund, other than with respect to assets for which gain or loss is required to be recognized.

•  The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and applicable Treasury regulations.

No private letter ruling will be sought from the Internal Revenue Service (the "IRS") with respect to the U.S. federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received in the Reorganization (together with any cash or other proceeds received). Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, particularly if they hold shares in a taxable account.

Prior to the consummation of the Reorganization, any Target Fund shareholder may redeem its shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between such shareholders' tax basis in the shares and the amount received for them.

In connection with the Reorganization, Target Fund shareholders who are unable to hold shares of the Acquiring Fund, which is an ETF, in their existing accounts may have their shares liquidated for cash rather than exchanged for Acquisition Shares. Such shareholders include those holding shares through accounts that are not able to hold Acquisition Shares (including certain accounts held directly with the Fund's transfer agent and certain retirement plan accounts) and may include shareholders whose Acquisition Shares are held temporarily by a transfer agent pending receipt of eligible account information and subsequently liquidated in accordance with the Agreement. Any such cash payment will generally be a taxable event to the affected shareholder, who would generally recognize gain or loss equal to the difference between the cash received and the shareholder's tax basis in the Target Fund shares redeemed. In addition, shares held in certain Prudential Mutual Fund Services individual retirement accounts ("IRAs") will be exchanged for shares of a money market fund rather than Acquisition Shares in order to avoid potential tax penalties, as provided in the Agreement.

A portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund prior to the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis and holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing all of its investment company taxable income, net tax-exempt income and net realized capital gains (in each case, if any) through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gain.

A Fund's ability to carry forward capital losses and to use them to offset future capital gains may be limited as a result of the Reorganization. First, the amount of a Fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) that may be used to offset gains of the combined Fund in any taxable year may be limited to an annual limitation amount. Second, one Fund's pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized ("built in") at the time of the Reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Third, the Target Fund's capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund's taxable year that follows the date of the Reorganization (prorated according to number of days in the taxable year). Therefore, in certain circumstances, shareholders of the combined Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, if the Reorganization qualifies as tax-free, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Target Fund will receive a proportionate share of any unrealized gains in the combined Fund's assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization. As a result, such losses may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the Reorganization. The benefit of those losses to Target Fund shareholders may therefore be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The tax-free nature of the Reorganization and the realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. Little to no portfolio repositioning is currently expected because the portfolios of the Target Fund and the Acquiring Fund are substantially similar.

Capitalization. The following tables show the capitalization of the Target Fund and the Acquiring Fund as of the dates indicated and on a pro forma basis, assuming the proposed Reorganizations had taken place as of the dates indicated.

Reorganization of PGIM Jennison Focused Value Fund into PGIM Jennison Focused Value ETF as of June 11, 2026 (Unaudited).

PGIM Jennison Focused Value Fund (Target Fund)	Net Assets	Shares Outstanding	Net Asset Value per share*
Class A	$214,900,918	8,703,066	$24.69
Class C	3,447,344	218,551	15.77
Class R	319,948	17,015	18.80
Class Z	164,497,887	6,143,215	26.78
Class R6	14,770,119	553,814	26.67
	$397,936,216	15,635,661
PGIM Jennison Focused Value ETF (Acquiring Fund)	$88,779,788	930,000	95.46
Pro Forma Adjustments	—	(11,467,044)	—
Pro Forma Acquiring Fund After Reorganization	$486,716,004	5,098,617	95.46

*  Net asset value per share may not recalculate due to rounding.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund and the Acquiring Fund as well as due to market fluctuations. The table above excludes the reorganization costs of $472,000, which will be subject to reimbursement by the Manager in accordance with the expense reimbursement agreement described in the Annual Fund Operating Expenses table. The actual amount waived may change at the Closing Date as a result of fluctuations in net assets and other operating expenses at that time. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date. For Information regarding the principal shareholders for the Target Fund, see "Exhibit B—Principal Shareholders."

Board Considerations. The Reorganization was reviewed and unanimously approved with respect to the Target Fund and Acquiring Fund at a meeting of the Board, with the advice and assistance of Fund counsel and independent legal counsel to the Board. At a regular meeting of the Board on June 9-10, 2026, the Board considered the Reorganization of the Target Fund with and into the Acquiring Fund, as proposed by PGIM Investments. In connection with the Board meeting, PGIM Investments and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by each Board member at those meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, a majority of the Board, including a majority of the Board Members who are not "interested persons" (as defined in the 1940 Act) ("Independent Board Members") thereof voting separately, approved the Reorganization of the Target Fund with and into the Acquiring Fund. Prior to doing so, a majority of the Board, including a majority of the Independent Board Members, determined that participation by the Target Fund in the Reorganization was in the best interests of the Target Fund and its shareholders and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization and that participation by the Acquiring Fund in the Reorganization was in the best interests of the Acquiring Fund and its shareholders and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

In considering the proposed Reorganization, the Board considered the following significant factors, among others and in no order of priority:

•  the Reorganization was recommended by PGIM Investments as the investment manager to the Target Fund and the Acquiring Fund;

•  the terms and conditions of the Reorganization;

•  the total annual operating expenses that shareholders of the Target Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganization relative to the total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursements currently borne by such shareholders, including that such expenses are expected to decline as a result of the Reorganization (see the sections above entitled "Fees and Expenses" contained in the synopsis of the Reorganization in "Section A—The Reorganization");

•  that the Funds have identical investment objectives are both actively managed by overlapping portfolio managers, have substantially similar investment policies, investment strategies, fundamental investment restrictions and investment risk profiles;

•  the Reorganization is not anticipated to result in the decline in the level of portfolio management services provided to the Target Fund;

•  the historical performance of the Target Fund and the Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

•  the potential benefits to shareholders of an ETF structure, including: (1) through the use of in-kind transactions in connection with creations and redemptions of shares of the Acquiring Fund, which may contribute to lower portfolio transaction costs and greater tax efficiency; (2) less cash drag on performance because the Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions; and (3) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price;

•  the tax efficiencies of an ETF structure as compared to a mutual fund structure, including that ETFs typically acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, shareholders of the Acquiring Fund may pay less in taxes than they would if they held similar investments in the Target Fund, although no assurances can be given in this regard;

•  the Reorganization is anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that, with respect to the Reorganization, shareholders of the Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for shares of the Acquiring Fund (except with respect to any cash received in lieu of fractional Acquisition Shares), the Target Fund generally will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gain or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund's assets with the same tax basis and tax holding periods such assets had in the Target Fund's hands immediately prior to the Reorganization. (see "Certain U.S. Federal Income Tax Consequences of the Reorganization" above);

•  the management and administrative fees of the Target Fund as compared to the unitary fees (the unitary fee) of the Acquiring Fund;

•  the daily transparency of portfolio holdings of the Acquiring Fund, which will allow for trading participants to manage their risk and more accurately price shares in the secondary market and will offer financial advisors and their clients an understanding of their portfolio risk each day;

•  the Acquiring Fund will be the accounting, and performance survivor following the Reorganization;

•  the service provider arrangements for the Acquiring Fund, including the expense structure, as well as the distribution capabilities of PGIM Investments and its affiliates and third-party service providers; and

•  the expenses of the Reorganization are expected to be borne by the Target Fund, subject to applicable contractual expense limitation arrangements pursuant to which the Manager is expected to bear amounts that would otherwise cause those expense limits to be exceeded, whether or not the Reorganization is consummated.

The Board also considered that there may be circumstances where a Target Fund shareholder will not be able to hold shares of the Acquiring Fund. Shareholders of the Target Fund must have an account that is permitted to hold ETF shares in order to transact in shares of the Acquiring Fund. For Target Fund shareholders that hold shares of the Target Fund through accounts that are not permitted to hold Acquisition Shares (including certain direct accounts and retirement plans), such Acquisition Shares will be liquidated as of the Closing Date, which may be a taxable event. For certain shareholders holding Target Fund shares through direct individual retirement accounts (IRAs), such shares will be exchanged for shares of the PGIM Government Money Market Fund, in accordance with standard PGIM procedures.

Finally, the Board considered that because the Acquiring Fund does not issue fractional shares, Target Fund shareholders will receive cash equivalent to the value of fractional Acquisition Shares due to such shareholders, the distribution of which is expected to be de minimis and will be a taxable event to any such shareholder holding shares in a taxable account.

In their deliberations, the Board members did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization of the Target Fund with and into the Acquiring Fund as proposed by PGIM Investments is in the best interests of the Target Fund, the Acquiring Fund and their respective shareholders and that the interests of the existing shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. The Board, including the Independent Board Members, unanimously approved the Reorganization of the Target Fund with and into the Acquiring Fund.

SECTION B—ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to a "Fund" in this Section B refer to the Acquiring Fund, unless otherwise noted.

Principal Risks of the Acquiring Fund

An investment in the Acquiring Fund involves risks. Descriptions of these risks are provided below the table. There is no assurance that the Acquiring Fund will achieve its investment objective and you may lose money. The value of the Acquiring Fund's holdings may decline, and the Acquiring Fund's NAV and share price may go down. Shares of the Fund bought on trading exchange may fluctuate and you could lose money. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Acquiring Fund will vary over time depending on the composition of the Acquiring Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Acquiring Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in "How to Buy and Sell Shares" in the Fund's Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the

Fund may trade at a substantial discount or premium to net asset value ("NAV"), may trade at larger spreads, and possibly face trading halts and/or delisting.

Cash Transactions Risk. Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an "in-kind" transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk. Fund shares are listed for trading on an exchange (the "Exchange") and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund's NAV, the intraday value of the Fund's holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund's shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund's holdings.

Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a "bid-ask spread" charged by the market makers or other participants that trade the particular security. The spread of the Fund's shares varies over time based on the Fund's trading volume, the spread of the Fund's underlying securities, and market liquidity and may increase if the Fund's trading volume or market liquidity decreases, or if the spread on the Fund's underlying securities increases.

No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund's shares does not maintain a secondary market in the shares.

Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund's shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund's shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund's NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund's ability to implement its investment strategy. The Fund's ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia's military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk. Securities markets may be volatile and the market prices of the Fund's securities may decline. Securities fluctuate in price based on changes in an issuer's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Sector Exposure Risk. At times, the Fund may have a significant portion of its assets invested in the same economic sector, such as the Financials and Healthcare sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security's intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund's value investment style may go out of favor with investors, negatively affecting the Fund's performance. If the Fund's assessment of market conditions or a company's value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

Portfolio Managers. Information about the portfolio managers primarily responsible for overseeing the Acquiring Fund's investments is shown below. The Acquiring Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of shares of the Acquiring Fund.

Additional Investment Strategies and Policies. Additional Investment Strategies and Policies. This section describes certain investment strategies and policies that the Acquiring Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Acquiring Fund.

In addition to any instruments mentioned in the Acquiring Fund's principal investment strategies, the Acquiring Fund may also invest in derivatives, including forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures), options (including options on futures) and swaps (including portfolio and total return swaps), as well as cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds).

Other Investments

The Acquiring Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Acquiring Fund's SAI. The Acquiring Fund may choose not to invest in certain securities described herein and in the Acquiring Fund's Prospectus or SAI, although it has the ability to do so. Information on the Acquiring Fund's holdings can be found in the Acquiring Fund's Form N-CSR or by visiting https://www.pgim.com/etf-fund-documents.

Fixed Income Obligations

Fixed income obligations include bonds and notes. Notes are typically issued with two-, three-, five- or ten-year terms to maturity, whereas bonds may be longer-term investments issued with terms to maturity of 10 years or more. The Acquiring Fund may invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a nationally recognized statistical rating organization (such as Baa or better by Moody's Investors Service, Inc. or BBB or better by S&P Global Ratings). The Acquiring Fund also may invest in high yield debt obligations that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization ("junk bonds") or that are unrated but judged to be of comparable quality by the subadviser. Junk bonds tend to offer higher yields, but also offer greater credit risks than higher-rated securities.

U.S. Government and Agency Securities

The Acquiring Fund may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Some U.S. Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not.

Short Sales

The Acquiring Fund may make short sales of a security. This means that the Acquiring Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Acquiring Fund generally borrows the security to deliver to the buyers in a short sale. The Acquiring Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Acquiring Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Acquiring Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns.

Real Estate Investment Trusts

The Acquiring Fund may invest in the equity securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Code of 1986, as amended (the "Code") requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders

Investments in Affiliated and Unaffiliated Funds

The Acquiring Fund may invest its assets in affiliated or unaffiliated funds, including ETFs. Such an investment could also allow the Acquiring Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Acquiring Fund to the risks associated with the particular asset class. The investment results of the portions of the Acquiring Fund's assets invested in the other funds will be based on the investment results of the other funds. As a shareholder in other funds, the Acquiring Fund will pay its proportional share of the expenses of the other funds. The Acquiring Fund can invest its free cash balances in short-term bond funds and/or money market funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes.

To the extent the Acquiring Fund invests in certain affiliated short-term bond funds and certain affiliated money market funds, such affiliated funds do not pay a management fee to the investment manager, although the investment manager receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Acquiring Fund and such affiliated funds.

To the extent the Acquiring Fund serves as an underlying investment for other registered funds, the Acquiring Fund may be prohibited from investing in certain registered funds and private funds.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Acquiring Fund may take a temporary defensive position and invest up to 100% of its total assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, or in high-quality obligations of U.S. or non-U.S. banks and corporations, and may hold up to 100% of its total assets in cash or cash equivalents. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. Investing heavily in these securities is inconsistent with and limits the Fund's ability to achieve its investment objective, but may help to preserve the Acquiring Fund's assets.

Securities Lending

Consistent with applicable regulatory requirements, the Acquiring Fund may lend portfolio securities with a value up to 331/3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash.

HOW THE ACQUIRING FUND IS MANAGED

Board of Trustees

The Acquiring Fund is overseen by a Board of Trustees (hereafter referred to as "Trustees," or the "Board"). The Board oversees the actions of the Manager, subadviser and distributor and decides on general policies. The Board also oversees the Acquiring Fund's officers, who conduct and supervise the daily business operations of the Acquiring Fund.

PGIM

PGIM is the principal asset management business of Prudential Financial, Inc. ("Prudential"), which includes PGIM, Inc. and its global subsidiaries and affiliates. PGIM offers clients deep expertise across public and private asset classes, delivering a diverse range of investment strategies and tailored solutions to institutional and retail clients. As of June 30, 2026, PGIM managed approximately $1.49 trillion in assets.

Manager

PGIM Investments LLC ("PGIM Investments")
655 Broad Street
Newark, NJ 07102-4410

As manager, PGIM Investments manages the Acquiring Fund's investment operations and administers its business affairs and is responsible for supervising the Acquiring Fund's subadviser. Pursuant to the management agreement relating to the Acquiring Fund, PGIM Investments is responsible for substantially all expenses of the Acquiring Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. The Acquiring Fund may also pay for any costs or expenses of investing in other funds. As of July 1, 2026, the Acquiring Fund pays PGIM Investments management fees at the rate of 0.33% of the Acquiring Fund's average daily net assets. Prior to July 1, 2026, the Acquiring Fund paid PGIM Investments management fees at the rate of 0.75% of the Acquiring Fund's average daily net assets

PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. PGIM Investments, a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"), serves as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies.

Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Acquiring Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board's oversight, PGIM Investments is also responsible for monitoring the performance of the Acquiring Fund's subadviser and recommending its termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Acquiring Fund's investment objective and restrictions.

PGIM Investments and the Acquiring Fund operate under an exemptive order (the "Order") from the SEC that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers and certain subadvisers that are affiliates of PGIM Investments without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Acquiring Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Acquiring Fund. The Acquiring Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Acquiring Fund's management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Acquiring Fund will be submitted to the Acquiring Fund's shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Acquiring Fund's Form N-CSR filed with the SEC for the period ending August 31, and made available on the Acquiring Fund's website at www.pgim.com/investments/exchange-traded-funds-etfs.

Subadviser

Jennison Associates LLC ("Jennison") is a wholly-owned subsidiary of PGIM, Inc. and an investment group of PGIM. Its address is 55 East 52nd Street, New York, New York 10055. Founded in 1969, Jennison is an investment adviser registered with the US Securities and Exchange Commission and manages active fundamental equity and custom solutions portfolios in a range of styles, geographies and market capitalizations, and active fixed income portfolios. Jennison serves a global client base that includes institutional financial intermediaries, corporations, governmental entities, pension plans, foundations and endowments.

Portfolio Managers

Warren N. Koontz, Jr., CFA, Joseph C. Esposito, CFA and Jason T. McManus are the portfolio managers of the Acquiring Fund and are jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees' Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.

Joseph C. Esposito, CFA, is a Managing Director, a large cap value portfolio manager and a research analyst covering information technology. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.

Jason T. McManus is a Managing Director, the Head of Custom Solutions and a custom solutions portfolio manager. He joined Jennison in July 1997. Mr. McManus began managing quantitative portfolios and custom solutions for clients in August 2006. From 2003 to 2006, he was part of Jennison's Applied Research team focusing on quantitative research projects and portfolio analytics. Prior to that, he was a research analyst on the International Equity team. Mr. McManus earned a BS in economics and computer science from the University at Albany, State University of New York, and an MBA in quantitative finance from The New York University Stern School of Business.

The portfolio managers for the Acquiring Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Distributor

The Acquiring Fund's Distributor is Prudential Investment Management Services LLC ("PIMS" or the "Distributor"). The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units (as defined below in the section "How to Buy and Sell Shares") for the Fund and does not maintain a secondary market in shares of the Fund.

Distribution and Service Plan

The Acquiring Fund has adopted a Distribution and Service Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The 12b-1 Plan permits compensation in connection with the distribution and marketing of Acquiring Fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits the Acquiring Fund to pay compensation at an annual rate of up to 0.25% of the Fund's average daily net assets. However, the Board has determined not to authorize payment of a 12b-1 Plan fee at this time.

The 12b-1 fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees, when and if authorized, will be paid out of the Acquiring Fund's assets on an ongoing basis, over time they will increase the cost of an investment in the Acquiring Fund.

PGIM or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making Acquiring Fund shares available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Acquiring Fund. Rather, such payments are made by PGIM or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Acquiring Fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the funds over another investment.

Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from PGIM or its affiliates.

Disclosure of Portfolio Holdings

The Acquiring Fund policies and procedures with respect to the disclosure of the Acquiring Fund's portfolio securities are described in the Acquiring Fund's SAI. On each business day, before commencement of trading on the Exchange, the Acquiring Fund will disclose on pgim.com/investments the Acquiring Fund's portfolio holdings that will form the basis for the Acquiring Fund's calculation of NAV at the end of the business day.

FUND DISTRIBUTIONS AND TAX ISSUES

Distributions

The Acquiring Fund distributes dividends out of any net investment income to shareholders. For example, if the Acquiring Fund owns an ACME Corp. bond and the bond pays interest, the Acquiring Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Acquiring Fund's income is more than its costs and expenses.

The Acquiring Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Acquiring Fund sells its assets for a profit. For example, if the Acquiring Fund bought 100 bonds of ACME Corp. for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Acquiring Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Acquiring Fund's remaining total gains are greater than any losses it may have).

Dividends and other distributions on shares of the Acquiring Fund are distributed on a pro rata basis to beneficial owners of such shares.

Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Acquiring Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Acquiring Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Acquiring Fund purchased in the secondary market. Dividend distributions of both income and realized gains will be subject to taxation whether or not they are reinvested in the Acquiring Fund.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*  Under certain circumstances, the Acquiring Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Tax Issues

Investors who buy shares of the Acquiring Fund should be aware of some important tax issues. For example, the Acquiring Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders on at least an annual basis. These distributions are subject to U.S. federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account ("IRA") or some other qualified or tax-deferred plan or account. Dividends and distributions from the Acquiring Fund also may be subject to state and local income tax in the state and locality where you live. Also, if you sell shares of the Acquiring Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

Acquiring Fund Distributions

Dividends of net investment income will generally be taxable to shareholders at ordinary income rates. Dividends from net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Also, a portion of the dividends paid to corporate shareholders of the Acquiring Fund will be eligible for the dividends received deduction to the extent the Acquiring Fund's income is derived from certain dividends received from U.S. corporations and certain qualified non-U.S. corporations.

Acquiring Fund distributions of net capital gains are taxed differently depending on how long the Acquiring Fund holds the security. If the Acquiring Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at preferential tax rates for noncorporate U.S. shareholders. If the Acquiring Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Corporate shareholders are not eligible for preferential tax rates with respect to long-term capital gains.

A U.S. shareholder that is an individual, estate, or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder's "net investment income," including Fund distributions and net gains from the disposition of the Acquiring Fund shares, and (2) the excess (if any) of the U.S. shareholder's modified adjusted gross income for the taxable year over certain threshold amounts. For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.

IRS Form 1099

For every year the Acquiring Fund declares a dividend, you will receive an IRS Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Acquiring Fund as part of a qualified or tax-deferred plan or account. If you own shares of the Acquiring Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive an IRS Form 1099, but instead you will receive an IRS Form 1099 when you make distributions from your qualified or tax-deferred plan or account.

Acquiring Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

Withholding Taxes

If U.S. federal tax law requires you to provide the Acquiring Fund with your taxpayer identification number and certifications as to your tax status and you fail to do so, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds based on the applicable backup withholding rate.

Taxation of Non-U.S. Shareholders

For a discussion regarding the taxation of non-U.S. shareholders, please see the SAI and contact your tax adviser.

If You Purchase on or Before a Record Date

If you buy shares of the Acquiring Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. When dividends are paid out, the value of each share of the Acquiring Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Acquiring Fund also will be affected by market changes, if any.

Taxes When Shares are Sold

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited. Net gains from the sale of shares are included in "net investment income" for purposes of the 3.8% Medicare contribution tax mentioned above.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary's default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

The above is a general summary of the tax implications of investing in the Acquiring Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Acquiring Fund and your selection of a particular cost basis method will affect your own tax situation.

HOW TO BUY AND SELL SHARES

Secondary Market

Most investors will buy and sell Acquiring Fund shares in secondary market transactions through brokers. Shares of the Acquiring Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Acquiring Fund shares based on the Acquiring Fund's trading volume and market liquidity, and is generally lower if the Acquiring Fund has a lot of trading volume and market liquidity.

Shares of the Acquiring Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares.

Directly with the Acquiring Fund

Acquiring Fund shares are issued or redeemed by the Fund at NAV per share only in aggregations of a specified number of shares ("Creation Units"). An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Acquiring Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and the Acquiring Fund, generally takes place when an Authorized Participant deposits into the Acquiring Fund a designated portfolio of securities, assets or other positions (a "creation basket", and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Acquiring Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other financial instruments (the "redemption basket") held by the Acquiring Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Acquiring Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Acquiring Fund. Creation and redemption baskets may differ and the Acquiring Fund may accept "custom baskets."

For more detailed information, see "Creations and Redemptions of Fund Shares" in the Acquiring Fund's SAI.

Beneficial Ownership

The Depository Trust Company ("DTC") serves as securities depository for Acquiring Fund shares. Shares of the Acquiring Fund may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares of the Acquiring Fund. Beneficial ownership of shares will be shown on the records of DTC or its participants. Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares of the Acquiring Fund, each beneficial owner must rely on the procedures of: (i) DTC; (ii) "DTC Participants," i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants," i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests.

The Acquiring Fund understands that under existing industry practice, in the event the Acquiring Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Acquiring Fund recognizes DTC or its nominee as the owner of all shares of the Fund for all purposes. For more detailed information, see "Book Entry Only System" in the Acquiring Fund's SAI.

Shares of the Acquiring Fund have not been registered for sale outside of the United States.

Section 12(d)(1) of the 1940 Act restricts the acquisition by investment companies of the securities of other investment companies, including the Acquiring Fund's shares. That section also restricts an open-end fund, such as the Fund, from selling its shares to other registered funds outside of certain limits. Registered investment companies are permitted to invest in the Acquiring Fund beyond the limits set forth in Section 12(d)(1) subject to the conditions of certain exemptive rules, including, as applicable, that the investment companies enter into an agreement with the Trust on behalf of the Acquiring Fund prior to exceeding the limits imposed by Section 12(d)(1).

Understanding the Price You'll Pay for the Shares

Market Trading Price. The trading price of the Acquiring Fund's shares on the Exchange may differ from the Acquiring Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

Premiums and Discounts. Information regarding how often the shares of the Acquiring Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV since the inception of the Acquiring Fund, as applicable, can be found at pgim.com/investments.

Net Asset Value. The share value of a fund-known as the net asset value or NAV-is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of Fund XYZ-or the NAV-is $10 ($1,000 divided by 100).

The Acquiring Fund's NAV will be determined every day on which the Acquiring Fund is open as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern Time). The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus and the requirements of the Authorized Participant agreement.

The Acquiring Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith by the Manager, as the Board's valuation designee. In this capacity, the Manager has adopted pricing methodologies for determining the fair value of certain types of securities and other assets held by the Acquiring Fund that do not have quoted market prices, including the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Acquiring Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Acquiring Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Acquiring Fund's NAV is determined, the Acquiring Fund may use "fair value pricing," which is implemented by a valuation committee ("Valuation Committee") consisting of representatives of the Manager. The subadviser often provides relevant information for the Valuation Committee meeting. Non-U.S. securities markets are open for trading on weekends and other days when the Acquiring Fund does not price shares. Therefore, the value of the Acquiring Fund's shares may change on days when you will not be able to purchase or sell the Fund's shares.

Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund's fair valuation procedures.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Acquiring Fund uses to determine its NAV may differ from the security's quoted or published price. If the Acquiring Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Acquiring Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds or ETFs in which the Acquiring Fund invests will explain each fund's procedures and policies with respect to the use of fair value pricing.

Fair value pricing procedures are designed to result in prices for the Acquiring Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Acquiring Fund's NAV by short-term traders.

Frequent Purchases and Redemptions

The Acquiring Fund does not impose restrictions on the frequency of purchases and redemptions. The Board evaluated the risks of market timing activities by Acquiring Fund shareholders when they considered whether a restriction or policy was necessary. The Board considered that, unlike mutual funds, the Acquiring Fund issues and redeems its shares at NAV only in Creation Units, and the Acquiring Fund's shares may be purchased and sold on the Exchange at prevailing market prices.

"Revenue Sharing" Payments

The Manager or certain of its affiliates (but not the Distributor) may make payments (which are often referred to as "revenue sharing" payments) to financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management fees or other fees received from the Acquiring Fund, without additional direct or indirect cost to the Acquiring Fund or its shareholders. Revenue sharing payments are usually calculated based on Acquiring Fund assets attributable to a particular financial services firm, and the amount of the payments varies among financial intermediaries. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other financial intermediaries in the future. Revenue sharing arrangements are intended to foster the sale of Acquiring Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Acquiring Fund shares. In exchange for revenue sharing payments, it is expected that the Acquiring Fund will receive the opportunity to be sold through the financial intermediaries' sales force or gain access to third-party platforms or other marketing programs, including but not limited to "supermarket" platforms or other sales programs. Both the Manager and Acquiring Fund shareholders may receive services from the financial intermediary in exchange for the revenue sharing payments. Because the Manager's management fee is based on Acquiring Fund assets, to the extent that financial intermediaries receiving revenue sharing payments results in an increase in the sale of Acquiring Fund shares, the Manager and/or its affiliates will benefit from the increase in Acquiring Fund assets. From time to time the Manager and/or an affiliate of the Acquiring Fund (and not the Fund itself) may pay certain administrative fees in order to make the Acquiring Fund available to shareholders. Such fees are not included in, and are paid separate and apart from, any revenue sharing payments. Revenue sharing payments, or other similar payments, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Acquiring Fund to you and in doing so may create conflicts of interest between such intermediaries' financial interests and their duties to customers.

It is likely that financial intermediaries that execute portfolio transactions for the Acquiring Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Acquiring Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Acquiring Fund. The Manager and certain of its affiliates will not use Acquiring Fund brokerage as any part of revenue sharing payments to financial intermediaries.

Revenue sharing payments are usually calculated based on a percentage of Acquiring Fund sales and/or Acquiring Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.01% up to 0.20% of Acquiring Fund assets serviced and maintained by the financial intermediaries. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Acquiring Fund on a financial services intermediary's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or the financial intermediary) who sold shares of the Acquiring Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary's disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary's recommendation of the Acquiring Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [ ] (the "Agreement"), is by and among The Prudential Investment Portfolios, Inc. (the "Target Company"), a Maryland Corporation, on behalf of PGIM Jennison Focused Value Fund (the "Target Fund") and PGIM ETF Trust (the "Acquiring Trust"), a Delaware statutory trust, on behalf of PGIM Jennison Focused Value ETF (the "Acquiring Fund"), and, for purposes of paragraphs 5.3 and 7.2 of this Agreement only, PGIM Investments LLC ("PGIM" or the "Advisor"). Together, the Acquiring Fund and the Target Fund are sometimes referred to herein as the "Funds" and each, a "Fund."

The reorganization contemplated by this Agreement consists of the transfer of all assets of the Target Fund to the Acquiring Fund in exchange for Acquisition Shares, as defined below, (and cash in lieu of any fractional Acquisition Shares or as otherwise described herein), and the Acquiring Fund's assumption of all Obligations, as defined below, and the distribution of the Acquisition Shares (and cash in lieu of any fractional Acquisition Shares or as described herein) by the Target Fund to Target Fund shareholders according to their respective interests in complete liquidation and dissolution of the Target Fund as soon as practicable after the Closing, as defined below, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions.

The parties therefore agree as follows:

1.  DEFINITIONS.

"Acquiring Fund Prospectus" means, collectively, the prospectus and statement of additional information of the Acquiring Fund, as amended or supplemented from time to time.

"Acquisition Shares" means common shares of beneficial interest of the Acquiring Fund to be issued to the Target Fund in the Reorganization under this Agreement.

"Closing" means the time at which the transaction contemplated by paragraph 2.1 is consummated.

"Closing Date" means the date on which the Closing occurs.

"Investments" means the Target Fund's portfolio securities and other assets that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

"Liquidation Date" means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.3.

"Obligations" means all liabilities and obligations of the Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence as of the Closing, except that the Reorganization Costs (as defined below) contemplated hereby to be paid by the Target Fund pursuant to paragraph 10.2 shall not be assumed or paid by the Acquiring Fund.

"Reorganization Costs" means the expenses associated and incurred in connection with the Reorganization transactions contemplated hereby as set forth in paragraph 10.2. Reorganization Costs do not include transaction costs associated with portfolio repositioning and the sales of portfolio securities, which will be borne by the Fund incurring such transaction costs.

"Target Fund Prospectus" means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

"Valuation Date" means the business day immediately preceding the Closing Date.

2.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF OBLIGATIONS AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)  The Target Fund will assign, transfer, convey and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)  The Acquiring Fund will assume all Obligations; and

(c)  The Acquiring Fund will issue and deliver to the Target Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares determined in the manner set forth in article 3, less the value of cash to be distributed to shareholders of the Target Fund in lieu of fractional Acquisition Shares or distributed in accordance with the terms herein.

2.2.  The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all Investments and other assets of the Target Fund, including without limitation, all cash, securities, dividends and interest receivable, claims or rights of action, books and records, receivables for shares sold and all other tangible and intangible assets that are owned by the Target Fund as of the Closing, including any prepaid expenses, other than unamortized Reorganization Costs, shown as an asset on the books of the Target Fund as of the Closing.

2.3.  Immediately after the Closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined at the time of distribution, the Acquisition Shares received by the Target Fund pursuant to paragraph 2.1, with respect to such class, with cash distributed to shareholders of the Target Fund in lieu of fractional Acquisition Shares or distributed in accordance with the terms herein. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund's shareholders and representing the respective pro rata number of Acquisition Shares due to such shareholders, and delivering to such shareholders cash equivalent to the value of any fractional Acquisition Shares determined in accordance with paragraph 3.2.

For Target Fund shareholders that hold shares of the Target Fund through accounts that are not permitted to hold Acquisition Shares, such Acquisition Shares will be held by a transfer agent of the Acquiring Fund as agent for, and for the account and benefit of, the Target Fund shareholders pending delivery from such shareholders of information with respect to accounts that are permitted to hold such Acquisition Shares or, if any Target Fund shareholder does not deliver information with respect to an account that is permitted to hold such Acquisition Shares within nine (9) months of the Closing Date, such Acquisition Shares will be liquidated and the cash proceeds, less any transaction costs or fees (including but not limited to brokerage commissions), will be distributed to such Target Fund shareholder. The Acquiring Fund will not issue certificates representing Acquisition Shares in connection with such exchange.

If PMFS, or the Acquiring Trust, determines that the shareholders who do not hold shares in the Target Fund through a brokerage account that can accept Acquisition Shares constitute a significantly low percentage of the Target Fund's shares, then those Target Fund shares will not be held by a transfer agent and the Target Fund shareholders will receive cash in lieu of Acquisition Shares at the Closing Date.

Fund shares held up to one week prior to the closing date in Prudential Mutual Fund Services Individual Retirement Accounts ("IRAs") will be exchanged for shares of PGIM Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

2.4.  With respect to Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, at the time of such distribution, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

2.5.  As soon as practicable after the Closing, the Target Company, on behalf of the Target Fund, shall make all filings and take all other steps as shall be necessary and proper to effect the complete dissolution of the Target Fund under applicable state law. After the Closing, the Target Fund shall not conduct any business except in connection with its dissolution, including compliance with the requirements of paragraph 2.4.

3.  VALUATION.

3.1.  The value of the Target Fund's assets to be acquired by the Acquiring Fund hereunder, net of Obligations and Reorganization Costs contemplated hereby to be paid by the Target Fund, shall be computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures of the Acquiring Fund, which are the same as those of the Target Fund, as currently in effect at the Valuation Date, and shall be certified by the Target Fund.

3.2.  For the purpose of paragraph 2.1 and 2.3, the net asset value of an Acquisition Share shall be the net asset value per share of the Acquiring Fund computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures of the Acquiring Fund, which are the same as those of the Target Fund, as currently in effect at the Valuation Date, and shall be certified by the Acquiring Fund.

3.3.  The number of Acquisition Shares to be issued in exchange for the Target Fund's assets shall be determined by dividing the value of the aggregate net assets of the Target Fund (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional Acquisition Shares that would otherwise have been distributable to such shareholders, pursuant to paragraph 2.3) by the net asset value of one Acquisition Share as of the close of regular trading on the New York Stock Exchange on the Valuation Date. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares.

4.  CLOSING AND CLOSING DATE.

4.1.  The Closing Date shall be on such date as the Acquiring Fund and Target Fund may agree. The Closing shall be held at [ ] (or such other place or virtually as the parties may agree), on or before [ ] A.M. ET on the Closing Date. Unless otherwise specified, all actions occurring, or representations and warranties made, on the Closing Date are effective and made as of the Closing.

4.2.  As of the Closing, the Target Fund's assets, including all the Target Fund's cash and Investments, shall be delivered by the Target Fund to the custodian for the account of the Acquiring Fund. All Investments so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of Investments held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Bank of New York Mellon, custodian for the Acquiring Fund."

4.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored.

4.4.  At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund's shareholders and the number of outstanding shares of each class of the Target Fund owned by each Target Fund shareholder, and indicating the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. On the

Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund's shareholders as provided in paragraph 2.3.

4.5.  At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of obligations, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by article 2.

5.  REPRESENTATIONS AND WARRANTIES.

5.1.  The Target Company represents and warrants the following to the Acquiring Trust as of the date hereof, on behalf of itself and the Target Fund, and agrees to confirm the continuing accuracy and completeness in all material respects of the following as of the Closing:

(a)  The Target Company is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)  The Target Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and, as applicable, the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

(c)  The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)  The Target Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing will be due from the Target Fund;

(e)  To the knowledge of the Target Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)  The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund's independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the SEC or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund's most recently completed fiscal year;

(g)  Since the last day of the Target Fund's most recently completed fiscal year, there has not been any material adverse change in the Target Fund's financial condition, assets, Obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in Investments, changes in the market value of Investments or net redemptions shall be deemed to be in the ordinary course of business;

(h)  For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has been, or in the case of the taxable year ending on the Closing Date will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or in the case of the taxable year ending on the Closing Date will meet, the requirements of Subchapter M of the Code ("Subchapter M") for qualification as a regulated investment company ("RIC") and has elected to be treated as such; (iii) has been, or in the case of the taxable year ending on the Closing Date will be, eligible to compute and has computed, or in the case of the taxable year ending on the Closing Date will compute, its federal income tax under Section 852 of the Code; and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or failed to cause any action to be taken that could cause the Target Fund to fail to qualify as a RIC eligible to compute its federal income tax under Section 852 of the Code. As of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M did not apply to it;

(i)  Except as otherwise disclosed to the Acquiring Fund, as of the Closing: (i) the Target Fund will have duly and timely filed all federal, state and other tax returns and reports of the Target Fund (including, but not limited to, information returns) required by law to be filed by such time (after giving effect to any permitted extensions), and all federal, state and other taxes (whether or not shown to be due on such returns and reports or on any assessment received) will have been paid or provisions will have been made for the payment thereof; (ii) all such returns and reports will have been accurate and complete in all material respects as of the time of filing and will have accurately stated the amount of tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund; (iii) all of the Target Fund's tax liabilities will have been adequately provided for on its books; (iv) the Target Fund will have had no known tax deficiency or liability asserted against it, and no question with respect thereto raised, by the Internal Revenue Service (the "IRS") or any state or local tax authority, and (v) the Target Fund will not be under audit by the IRS or any state or local tax authority for taxes in excess of those already paid;

(j)  All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding as of the Closing;

(k)  The Target Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(l)  The execution, delivery and performance of this Agreement have been duly authorized by the board of directors of the Target Fund, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Target Fund, based upon their determination that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders will not be diluted as a result of the Reorganization, and this Agreement will constitute the valid and binding obligation of the Target Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(m)  The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund's shareholders as provided in paragraph 2.3;

(n)  The information provided by the Target Fund for use in the Registration Statement and Combined Information Statement/Prospectus referred to in paragraph 6.2, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act;

(p)  At the Closing, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and Obligations to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing, subject only to the delivery of the Investments and any such other assets and Obligations and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and Obligations subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund; and

(q)  No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Target Fund or the Acquiring Fund, except as previously disclosed by the Target Fund to the Acquiring Fund.

5.2.  The Acquiring Trust represents and warrants the following to the Target Company, on behalf of itself and the Acquiring Fund, as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following as of the Closing:

(a)  The Acquiring Trust is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)  The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund, as applicable, is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Trust and the 1940 Act;

(c)  The Registration Statement under the 1933 Act with respect to the Acquisition Shares will, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the SEC, and such Registration Statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)  The Acquiring Fund will have good and marketable title to its assets;

(e)  The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the

Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)  To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)  The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquiring Fund's independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

(h)  Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Target Fund. For the purposes of this subparagraph (h), any distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)  For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code; (ii) has met, and will meet, the requirements of Subchapter M for qualification as a RIC and has elected to be treated as such; (iii) has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code; and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, failed to take any action, or failed to cause any action to be taken that could cause the Acquiring Fund to fail to qualify as a RIC eligible to compute its federal income tax under Section 852 of the Code. As of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M did not apply to it.

(k)  Except as otherwise disclosed to the Target Fund, as of the Closing: (i) the Acquiring Fund will have duly and timely filed all federal, state and other tax returns and reports of the Acquiring Fund (including, but not limited to, information returns) required by law to be filed by such time (after giving effect to any permitted extensions), and all federal, state and other taxes (whether or not shown to be due on such returns and reports or on any assessment received) will have been paid or provisions will have been made for the payment thereof; (ii) all such returns and reports will have been accurate and complete in all material respects as of the time of filing and will have accurately stated the amount of tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquiring Fund; (iii) all of the Acquiring Fund's tax liabilities will have been adequately provided for on its books; (iv) the Acquiring Fund will have had no known tax deficiency or liability asserted against it, and no question with respect thereto raised, by the IRS or any state or local tax authority, and (v) the Acquiring Fund will not be under audit by the IRS or any state or local tax authority for taxes in excess of those already paid;

(l)  All issued and outstanding shares of the Acquiring Fund are duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(m)  The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(n)  The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Fund, including a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Acquiring Fund, based upon their determination that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(o)  The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(p)  The information provided by the Acquiring Fund for use in the Registration Statement and Combined Information Statement/Prospectus referred to in paragraph 6.2, if any, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(q)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, and the 1940 Act.

5.3.  PGIM represents and warrants to each other party hereto as of the date hereof that the information supplied or to be supplied by it or its affiliates ("Management Information") for inclusion or incorporation by reference in (i) the Registration Statement at the time the Registration Statement becomes effective under the 1933 Act or at the time of any amendment or supplement thereto, or (ii) the Combined Information Statement/Prospectus at the date the Combined Information Statement/Prospectus is first mailed or made available to shareholders of the Target Fund or at the date of any supplement or amendment thereto, in each case, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Combined Information Statement/Prospectus in light of the circumstances in which they are made, not misleading; provided that Management Information shall not include information regarding the Funds contained in the financial statements, statutory prospectus and other public filings of the Funds. PGIM agrees to confirm the continuing accuracy and completeness of this representation and warranty as of the Closing, which confirmation will be in form satisfactory to the Funds.

6.  COVENANTS.

The Target Company on behalf of the Target Fund and the Acquiring Trust on behalf of the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.  The Acquiring Fund and the Target Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. Between the date of this Agreement and the Closing Date, the Target Fund shall take commercially reasonable steps to identify shareholders of the Target Fund who do not hold Target Fund shares through an account that can accept Acquisition Shares.

6.2.  The parties hereto will cooperate in preparing, and the Acquiring Trust will file with the SEC, a registration statement on Form N-14 (the "Registration Statement") under the 1933 Act, which will properly register Acquisition Shares to be distributed to the Target Fund's shareholders pursuant hereto and include a combined information statement/prospectus (the "Combined Information Statement/Prospectus"), all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.3.  The information to be furnished by the Target Fund for use in the Registration Statement, if any, and the information to be furnished by the Acquiring Fund for use in the Combined Information Statement/Prospectus, if any, each as referred to in paragraph 6.2, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.4.  The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of such Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

6.5.  Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.6.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, to the following further conditions:

7.1.  The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing.

7.2.  For the period beginning at the Closing Date and ending not less than six years thereafter, PGIM, its successors and assigns, shall arrange for the provision of continued liability coverage under the current policy of the Target Company, through the designation of the Target Fund as terminated funds under the current policy, to any former and/or current directors and officers of the Target Fund as of the date of this Agreement, covering the actions of such directors and officers of the Target Fund for the period(s) they served as such. Any related costs or expenses for the provision of liability coverage pursuant to this paragraph shall be allocated based on paragraph 10.2.

8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, to the following further conditions:

8.1.  The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing.

8.2.  Prior to the Closing Date, the Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing, in distributions qualifying for the dividends paid deduction, (i) all of the excess of (a) the Target Fund's interest income excludable from gross income under Section 103(a) of the Code over (b) the Target Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Target Fund's investment company taxable income as defined in Section 852 of the Code and (iii) all of the Target Fund's net capital gain (after reduction for any available capital loss carryover and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code); the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends paid deduction and shall include amounts in respect of both (x) the Target Fund's taxable year that will end on the Closing Date, and (y) any prior taxable year of the Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.3.  The Target Fund shall have furnished to the Acquiring Fund a certificate signed by an authorized officer of the Target Fund stating the Target Fund's adjusted tax basis of the securities and any other assets delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information reasonably necessary for purposes of preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date.

9.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing:

9.1.  No action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.2.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state "Blue Sky" and securities authorities) deemed necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.3.  The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.4.  The Funds shall have received an opinion of Ropes & Gray LLP satisfactory to each of them (which opinion will be subject to certain customary qualifications), substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions for federal income tax purposes:

(a)  The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares (and cash in lieu of any fractional Acquisition Shares or as otherwise described herein) and the assumption by the Acquiring Fund of all the Obligations, immediately followed by the pro rata distribution of all such Acquisition Shares (and cash in lieu of any fractional Acquisition Shares or as otherwise described herein) received by the Target Fund to the Target Fund's shareholders of record in complete liquidation and termination of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and each of the Funds will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares (and cash in lieu of any fractional Acquisition Shares or as otherwise described herein) and the assumption by the Acquiring Fund of all the Obligations;

(c)  No gain or loss will be recognized by the Target Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquisition Shares (and cash in lieu of any fractional Acquisition Shares or as otherwise described herein) and the assumption by the Acquiring Fund of all the Obligations or (ii) the distribution of the Acquisition Shares (and cash in lieu of any fractional Acquisition Shares or as otherwise described herein) to the Target Fund's shareholders solely in exchange for such shareholders' shares of the Target Fund in complete liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) "Section 1256 contracts," as defined in Section 1256(b) of the Code or (2) stock in a "passive foreign investment company," as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset, regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(d)  No gain or loss will be recognized by the Target Fund's shareholders upon the exchange, pursuant to this Agreement, of all of their shares of the Target Fund solely for Acquisition Shares (except with respect to cash received in lieu of any fractional Acquisition Shares or as otherwise described herein);

(e)  The aggregate basis of the Acquisition Shares received by any Target Fund shareholder pursuant to this Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f)  The holding period of the Acquisition Shares received by any Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held or treated as held by such shareholder, provided the Target Fund shares were held as capital assets at the effective time of the Reorganization;

(g)  The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization, adjusted for any gain or loss required to be recognized as described in clause (c) above;

(h)  The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held or treated as held by the Target Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in clause (c) above; and

(i)  The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Such opinion will be based on customary assumptions and limitations and such representations, without independent verification, as Ropes & Gray LLP may reasonably request of the Acquiring Funds. The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Delivery of the opinion will be conditioned upon Ropes & Gray LLP's receipt of such representations.

Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this paragraph 9.4.

9.5.  At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of directors of the Target Fund and the Board of Trustees of the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10.  BROKERAGE; REORGANIZATION COSTS.

10.1.  The Target Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  With respect to the Reorganization, all Reorganization Costs will be borne by the Target Fund in accordance with this paragraph. Reorganization Costs include, but are not limited to: (i) the expenses associated with the preparation, printing and mailing of the Combined Information Statement/Prospectus; (ii) the preparation of the Registration Statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (iii) legal, audit, custodial and other fees incurred in connection with the Reorganization. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Target Fund or Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a "reorganization" described in Section 368(a)(1) of the Code or otherwise result in the imposition of tax on either Fund or on any of their respective shareholders.

11.  COOPERATION AND EXCHANGE OF INFORMATION.

11.1.  With respect to the Reorganization contemplated by this Agreement:

(a)  The Target Fund will deliver to the Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the Acquiring Fund in connection with the preparation and filing of tax returns for the Target Fund for tax periods or portions thereof ending on or before the Closing Date; it being understood that such books and records shall remain the property of and may be retained by the Target Company following the provision of such copies thereof to the Acquiring Fund.

(b)  It is the intention of the parties that the Reorganization qualify as a "reorganization" within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of the Reorganization to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

12.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1.  The Target Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs [2.1, 2.2, 2.3, 2.4, 2.5, 5.3, 6.3, 6.5, and 7.2, and articles 10, 12, 15 and 16].

13.  TERMINATION.

13.1.  This Agreement may be terminated by the mutual agreement of the Target Company, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. In addition, either the Target Company or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)  of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)  a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)  any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the Reorganization contemplated by this Agreement has not been completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that Reorganization, unless a later date is agreed to by both the Target Company and the Acquiring Trust.

13.2.  If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

14.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Company and the Acquiring Trust; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15.  NOTICES.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Trust at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

16.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NONRECOURSE.

16.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

16.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, Target Fund shareholder, Acquiring Fund shareholder, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

The Prudential Investment Portfolios, Inc.
On behalf of PGIM Jennison Focused Value Fund
Attested by:
/s/ Name: Title:
PGIM ETF Trust
On behalf of PGIM Jennison Focused Value ETF
Attested by:
/s/ Name: Title:
PGIM Investments LLC
Attested by:
/s/ Name: Title:
Solely for purposes of Paragraphs 5.3 and 7.2 of the Agreement

Exhibit B

OWNERSHIP OF FUND SHARES

Set forth below are the name and address of any person (a "principal shareholder") who owned of record or beneficially 5% or more of any class of outstanding shares of the PGIM Jennison Focused Value Fund and their percentage of ownership as of July 15, 2026. Also set forth below are the name and address of any person (a "control person") who owned of record or beneficially either directly or through controlled companies more than 25% of the voting securities of the PGIM Jennison Focused Value Fund or who acknowledges or asserts the existence of control. Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.

PGIM Jennison Focused Value Fund

Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Jennison Focused Value Fund Class A	Wells Fargo Clearing SVCS LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis, MO 63103-2523	1,873,852.563	21.80%
PGIM Jennison Focused Value Fund Class A	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	1,295,948.133	15.08%
PGIM Jennison Focused Value Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	984,220.176	11.45%
PGIM Jennison Focused Value Fund Class A	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3003	502,286.148	5.84%
PGIM Jennison Focused Value Fund Class C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	15,302.069	7.05%
PGIM Jennison Focused Value Fund Class C	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	33,943.043	15.64%
PGIM Jennison Focused Value Fund Class C	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept—4th Floor 499 Washington Blvd Jersey City, NJ 07310	13,638.503	6.28%
PGIM Jennison Focused Value Fund Class C	American Enterprise Investment SVC (FBO) 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	12,129.598	5.59%

Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Jennison Focused Value Fund Class C	Wells Fargo Clearing SVCS LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis, MO 63103-2523	65,409.255	30.13%
PGIM Jennison Focused Value Fund Class C	Ascensus Trust Company FBO Ursus Books Ltd. 401(k) Plan 035763 PO Box 10758 Fargo, ND 58106	16,184.583	7.46%
PGIM Jennison Focused Value Fund Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	17,426.274	8.03%
PGIM Jennison Focused Value Fund Class C	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn Mutual Fund Reconciliation 14G 880 Carillon Parkway St Petersburg, FL 33716	15,664.067	7.22%
PGIM Jennison Focused Value Fund Class R	FIIOC FBO Resource Management Group 401K Profit Sharing Plan 100 Magellan Way #KW1C Covington, KY 41015-1987	7,100.532	41.64%
PGIM Jennison Focused Value Fund Class R	Mid Atlantic Trust Company FBO Fried & Williams Clifford E FR 401 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5,152.747	30.21%
PGIM Jennison Focused Value Fund Class R	Matrix Trust Company Cust. FBO Hoff's Machine and Welding, 717 17th Street Suite 1300 Denver, CO 80202	2,931.975	17.19%
PGIM Jennison Focused Value Fund Class Z	UBS WM USA 000 11011 6100 Spec Cdy A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	1,144,422.901	28.82%
PGIM Jennison Focused Value Fund Class Z	Wells Fargo Clearing SVCS LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis, MO 63103-2523	727,181.738	18.31%
PGIM Jennison Focused Value Fund Class Z	LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	679,535.268	17.11%

Fund Name and Share Class	Shareholder Name and Address	No. of Shares	% of Class
PGIM Jennison Focused Value Fund Class Z	Charles Schwab Co 211 Main St San Francisco, CA 94105-1901	634,277.465	15.97%
PGIM Jennison Focused Value Fund Class Z	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept—4th Floor 499 Washington Blvd Jersey City, NJ 07310	275,631.630	6.94%
PGIM Jennison Focused Value Fund Class R6	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3003	548,480.979	78.70%
PGIM Jennison Focused Value Fund Class R6	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept—4th Floor 499 Washington Blvd Jersey City, NJ 07310	77,894.857	11.18%
PGIM Jennison Focused Value Fund Class R6	Empower Trust FBO Employee Benefit Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	47,067.038	6.75%

As of July 15, 2026, no person was deemed to have "control" (as that term is defined in the 1940 Act) of the PGIM Jennison Focused Value Fund because it owned more than 25% of the PGIM Jennison Focused Value Fund's outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise.

As of July 15, 2026, the Board Members and Officers of the PGIM Jennison Focused Value Fund, as a group, owned less than 1% of the outstanding shares of the PGIM Jennison Focused Value Fund.

Except for shares owned by Prudential and its affiliates, the ETF Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company ("DTC") participants (as defined in Part II to the PGIM Jennison Focused Value ETF's SAI). Set forth below are the name and address of any person who owned of record 5% or more of the outstanding shares of the PGIM Jennison Focused Value ETF (a "principal shareholder") and their percentage of ownership, as of July 15, 2026. The shares owned by Prudential noted in the below table represent beneficial ownership of such shares by Prudential, a New Jersey Corporation, and its affiliated entities, including affiliated funds (if applicable). Any person who beneficially or of record owns more than 25% of the voting securities of the Fund may be considered a "control person". Control persons may be able to determine or significantly influence the outcome of matters submitted to a shareholder vote.

PGIM Jennison Focused Value ETF

Fund Name and Share Class	Shareholder Name and Address	% of Ownership

PGIM Jennison Focused Value ETF	PGIM Strategic Investments 655 Broad Street, 19th Floor Newark, NJ 07102-4410	17.42%
PGIM Jennison Focused Value ETF	Charles Schwab Trust Bank 2423 East Lincoln Drive Phoenix, AZ 85016	44.63%
PGIM Jennison Focused Value ETF	LPL LLC 4707 Executive Drive San Diego, CA 92121	12.38%
PGIM Jennison Focused Value ETF	National Financial Services LLC 499 Washington BLVD Jersey City, NJ 07310	7.40%
PGIM Jennison Focused Value ETF	Raymond James 880 Carillon Parkway St Petersburg, FL 33716	13.09%

As of July 15, 2026, the Board Members and Officers of the Funds, as a group, owned less than 1% of the outstanding shares of the PGIM Jennison Focused Value ETF.

Exhibit C

COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart highlights material differences between the rights of shareholders of the Target Fund and the Acquiring Fund. Any defined terms used below have the meaning ascribed to them in the applicable Fund's organizational and governing documents.

Policy	PGIM Jennison Focused Value Fund Target Fund	PGIM Jennison Focused Value ETF Acquiring Fund
Shareholder Meeting Quorum

The By-Laws provide that, unless any statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. Where the holders of any class or series of shares are entitled to vote as a separate class (such class or series being referred to as a "Separate Class") or where the holders of two or more (but not all) classes or series of shares are required to vote as a single class (such classes or series being referred to as a "Combined Class"), the presence in person or by proxy of the holders of a majority of the shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote.

Except when a larger quorum is required by federal law, including the 1940 Act, by these By-Laws or by the Declaration of Trust, one-third of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting.
When any one or more Series (or Classes) is to vote as a single class separate from any other Shares, one-third of the Shares of all such Series (or Classes) entitled to vote shall constitute a quorum at a Shareholders' meeting of such Series (or Classes).
Special Meeting of Shareholders	At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board or the President or by a majority of the Board of Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting.
Special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

To the extent required by federal law including the 1940 Act, special meetings of the Shareholders shall be called upon the request of the Shareholders owning Shares representing at least the percentage of the total combined votes of all Shares of the Trust issued and outstanding required by federal law including the 1940 Act; provided, further, that a special meeting called for the purpose of voting on the removal of any Trustee shall be requested in writing by Shareholders holding at least ten percent (10%) of the outstanding Shares entitled to vote.

Policy	PGIM Jennison Focused Value Fund Target Fund	PGIM Jennison Focused Value ETF Acquiring Fund
Notice of Meetings

Not less than ten nor more than 90 days before each stockholders' meeting, the Secretary shall give notice in writing or by electronic transmission of the meeting to each stockholder entitled to vote at the meeting and each other stockholder entitled to notice of the meeting.

Notice of all meetings of the Shareholders shall be given by the Secretary to each Shareholder entitled to vote at said meeting at least ten (10) days (or such other greater or lesser number of days as the Board of Trustees shall determine) and not more than one hundred twenty (120) days (or such other greater or lesser number of days as the Board of Trustees shall determine) before the meeting.

Shareholder Demands—Derivative Actions

The Charter and By-Laws do not contain specific provisions regarding the requirement for shareholders to make a demand before bringing a derivative action on behalf of the Target Fund. However, under Maryland law, before a shareholder may bring a derivative action on behalf of a corporation, the shareholder ordinarily must make a demand upon the board of directors to bring the action unless such a demand would be futile. Any shareholder, regardless of how many shares he or she owns or for how long such shares have been owned, may bring a derivative claim on behalf of the Company.

A Shareholder may bring a derivative action on behalf of the Trust only if certain conditions are met. The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action.
Each Shareholder of the Trust or any Series or Class agrees that any claim that affects all Shareholders of a Series or Class equally, that is, proportionately based on their number of Shares in such Series or Class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the Shareholders' rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim.

Policy	PGIM Jennison Focused Value Fund Target Fund	PGIM Jennison Focused Value ETF Acquiring Fund
Exclusive Forum	No similar provisions

Any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware.

By-Law Amendments

The By-Laws may be repealed, altered, amended or rescinded and new by-laws may be adopted (a) by the stockholders (considered for this purpose as one class) by the affirmative vote of not less than a majority of all the votes entitled to be cast by the outstanding shares of capital stock generally in the election of directors which are cast on the matter at any meeting of the stockholders called for that purpose (provided that notice of such proposal is included in the notice of such meeting) or (b) by the Board of Directors by the affirmative vote of not less than two-thirds of the Board of Directors at a meeting held in accordance with the provisions of the By-Laws.

The By-Laws may only be amended by the Trustees of the Trust, and no shareholder vote shall be required for any such amendment.

STATEMENT OF ADDITIONAL INFORMATION

Dated July 31, 2026

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of PGIM Jennison Focused Value Fund (the “Target Fund”), a series of The Prudential Investment Portfolios, Inc. (“PIP”), into PGIM Jennison Focused Value ETF (the “Acquiring Fund”), a series of PGIM ETF Trust (the “ETF Trust”).

This SAI contains information which may be of interest to shareholders of the Target Fund, but which is not included in the combined Information Statement/Prospectus dated July 31, 2026 (the “Combined Information Statement/Prospectus”) which relates to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus. As described in the Combined Information Statement/Prospectus, the Reorganization would involve: (i) the acquisition of the assets and assumption of the liabilities and obligations of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) of equal value to the net assets of the Target Fund being acquired (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional Acquisition Shares that would have otherwise been distributable to such shareholders); (ii) the pro rata distribution of such Acquisition Shares to the shareholders of the Target Fund, with cash distributed in lieu of fractional Acquisition Shares, or cash in lieu of such Acquisition Shares and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Agreement and Plan of Reorganization. You can request a copy of the Combined Information Statement/Prospectus by calling 1-800-225-1852 or by writing to the Acquiring Fund at 655 Broad Street, 6th Floor, Newark, NJ 07102.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND FINANCIAL STATEMENTS

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this SAI by reference:

PGIM Jennison Focused Value Fund (the “Target Fund”) (SEC File nos. 033-61997 and 811-07343)

●	the Statement of Additional Information of PGIM Jennison Focused Value Fund, dated November 28, 2025, as supplemented to date;

●	the audited financial statements included in the Form N-CSR filing of PGIM Jennison Focused Value Fund for the fiscal year ended September 30, 2025;

●	the unaudited financial statements included in the Form N-CSRS filing of PGIM Jennison Focused Value Fund for the six-month period ended March 31, 2026;

PGIM Jennison Focused Value ETF (the “Acquiring Fund”) (SEC File nos. 333-222469 and 811-23324)

●	the Statement of Additional Information of PGIM Jennison Focused Value ETF, dated October 30, 2025, as supplemented to date;

●	the audited financial statements included in the Form N-CSR filing of PGIM Jennison Focused Value ETF for the fiscal year ended August 31, 2025;

●	the unaudited financial statements included in the Form N-CSRS filing of PGIM Jennison Focused Value ETF for the six-month period ended February 28, 2026;

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Target Fund and the Acquiring Fund, other materials incorporated by reference herein, and other information regarding the Target Fund, the Acquiring Fund, PIP and ETF Trust.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Investment Management Fees and Total Fund Operating Expenses” section of the Combined Information Statement/Prospectus.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of the ETF Trust (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Acquiring Fund or PGIM Investments LLC (“PGIM Investments” or the “Manager”), has selected PricewaterhouseCoopers LLP (“PwC”), located at 300 Madison Avenue, New York, New York 10017-6204, to act as the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings.

The audited financial statements of PGIM Jennison Focused Value Fund filed on Form N-CSR for the fiscal year ending September 30, 2025 are incorporated by reference into this SAI and have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The unaudited financial statements of PGIM Jennison Focused Value Fund filed on Form N-CSRS for the six months ended March 31, 2026 are also incorporated by reference into this SAI.

The audited financial statements of PGIM Jennison Focused Value ETF filed on Form N-CSR for the fiscal year ending August 31, 2025 are incorporated by reference into this SAI and have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The unaudited financial statements of PGIM Jennison Focused Value ETF filed on Form N-CSRS for the six months ended February 28, 2026 are also incorporated by reference into this SAI.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganization of PGIM Jennison Focused Value Fund (the “Target Fund”) into PGIM Jennison Focused Value ETF (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganization”), had occurred as of the beginning of the period.

Table 1 – Reorganization

Target Fund	Acquiring Fund	Period Ended
PGIM Jennison Focused Value Fund	PGIM Jennison Focused Value ETF	March 31, 2026

Basis of Combination

At a meeting held on June 9-10, 2026, the board of directors of PIP, on behalf of the Target Fund, approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) (with cash in lieu of fractional Acquisition Shares) and the Acquiring Fund will assume all of the liabilities and obligations of the Target Fund. Immediately thereafter, the Target Fund will liquidate and distribute pro rata to its shareholders the Acquisition Shares it receives, or cash in lieu of Acquisition Shares, together with cash in lieu of any fractional shares of the Acquiring Fund. Shareholders of the Target Fund who do not hold shares in the Target Fund through an account that can accept Acquisition Shares will not receive shares of the Acquiring Fund unless such shares are transferred to an account that can accept Acquisition Shares prior to the Reorganization. If no transfer is completed, shares of the Target Fund will be redeemed at closing for cash equal to their net asset value (“NAV”) or the Acquisition Shares received will be held by a stock transfer agent on behalf of Target Fund shareholders pending transfer to an account that can hold ETF shares. The Acquiring Fund will issue and deliver Acquisition Shares with an aggregate NAV equal to the aggregate value of the assets that it receives from the Target Fund, net of any liabilities and the value of cash to be distributed in lieu of fractional Acquisition Shares pursuant to the Agreement. Acquisition Shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund. No fractional shares of the Acquiring Fund will be issued, and shareholders will receive cash in lieu of any fractional shares, which generally will be a taxable event.

If the Reorganization does not occur, PGIM Investments is expected to bear the costs associated with the Reorganization.

Under the terms of the Agreement, the Reorganization is expected to qualify as a reorganization for U.S. federal income tax purposes. The Acquiring Fund will be the accounting and performance survivor of the Reorganization. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization, current estimates of which are set forth in Table 4, will be borne by the Target Fund subject to applicable contractual expense limitation arrangements pursuant to which the Manager is expected to bear amounts that would otherwise cause those expense limits to be exceeded, whether or not the Reorganization is consummated. The pro forma information provided herein should be read in conjunction with the audited financial statements of each Fund included in its most recent annual report and, as applicable, the unaudited financial statements of the Fund included in its most recent semi-annual report, in each case dated as indicated in Table 2 below.

Table 2 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi- Annual Report
PGIM Jennison Focused Value Fund (Target Fund)	9/30/2025	3/31/2026
PGIM Jennison Focused Value ETF (Acquiring Fund)	8/31/2025	2/28/2026

Table 3 – Target Fund and Acquiring Fund Net Assets

Fund	Net Assets	As-Of Date
PGIM Jennison Focused Value Fund (Target Fund)	$292,332,491	3/31/26
PGIM Jennison Focused Value ETF (Acquiring Fund)	$42,791,870	3/31/26

Table 4 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 3 above with respect to the Acquiring Fund assuming the Reorganization occurred on that date, after giving effect to the estimated Reorganization costs and their allocation as described herein; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 3 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the Funds based on their combined assets, if the Reorganizations and any applicable contractual expense limitation arrangements had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 4 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 4 – Estimated Reorganization Costs, Combined Fund Net Assets, and Pro Forma Increases or Decreases in Expenses (1)

Reorganization— PGIM Jennison Focused Value Fund into PGIM Jennison Focused Value ETF
Estimated Reorganization Costs (2)	$472,000
Combined Fund Net Assets as of the Date Indicated in Table 3	$335,124,361

Increase (Decrease)
Management fees	$(606,000)
Custodian fees (3)	$(50,000)
Professional fees (3)	$(34,000)
Registration fees (3)	$(77,000)
Reports to shareholders (3)	$(35,000)
Transfer agency fees (3)	$(290,000)
12b-1 fees (distribution and services) (3)	$(598,000)
Other (3)	$(69,000)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (4)	$45,000

(1)	See “Fees and Expenses” in the Combined Information Statement/Prospectus for more information. The Acquiring Fund has a unitary fee structure, and all operating expenses of the Acquiring Fund are paid by PGIM Investments, the Acquiring Fund’s investment manager, from the management fee it collects from the Acquiring Fund.
(2)	Reorganization expenses are estimated to be $472,000 and are expected to be borne by the Target Fund, subject to applicable contractual expense limitation arrangements pursuant to which the Manager is expected to bear amounts that would otherwise cause those expense limits to be exceeded, whether or not the Reorganization is consummated.
(3)	Adjustment as a result of difference in the fee structure between the Acquiring Fund and the Target Fund as described in footnote (1) above.
(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or fee waivers by PGIM Investments and its affiliates, taking under consideration any expense reimbursement arrangements effective upon the closing of the Reorganization.

Table 5 – Management Fees (Combined Investment Management and Administration Fees)

The Target Fund pays PGIM Investments a management fee for investment advisory and administrative services, calculated as a percentage of the Fund’s average daily net assets and subject to breakpoint reductions as asset levels increase.

In contrast, the Acquiring Fund pays a single, all-inclusive management fee (commonly referred to as a “unitary fee”), also calculated as a percentage of its average daily net assets and paid monthly. In return for this fee, the Manager generally pays the ordinary operating expenses of the Acquiring Fund. Certain expenses are borne directly by the Acquiring Fund and are not covered by the unitary fee, including taxes, interest, brokerage commissions and other portfolio transaction expenses, expenses related to securities lending, and infrequent or extraordinary expenses (such as litigation), as well as any other expenses approved by the Board. The table below reflects the current contractual management fee schedules for each Fund. Upon completion of the Reorganization, the Acquiring Fund’s unitary fee structure will apply.

PGIM Jennison Focused Value Fund (Target Fund)		PGIM Jennison Focused Value ETF (Acquiring Fund)
Assets	Fee	Assets	Fee
0.60% of average daily net assets up to and including $300 million;	0.60%	0.33% of average net assets	0.33%
0.575% on average daily net assets over $300 million.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments, is the transfer agent for the Target Fund, and The Bank of New York Mellon is the transfer agent for the Acquiring Fund. Prudential Investment Management Services LLC, a subsidiary of Prudential Financial, Inc., is the distributor for the Target Fund and the Acquiring Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganization shown in Table 4 above do not reflect any brokerage commissions incurred by the Fund in connection with any portfolio repositioning. Because the portfolios of the Target Fund and the Acquiring Fund are substantially similar, little to no portfolio repositioning is expected in connection with the Reorganization. If a significant portion of the Target Fund’s portfolio assets were to be sold by the Target Fund prior to the Reorganization, such repositioning may result in the Target Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

Because the portfolios of the Target Fund and the Acquiring Fund are substantially similar, little to no portfolio repositioning is expected in connection with the Reorganization. To the extent any limited repositioning occurs, a portion of the Target Fund’s assets may be sold to facilitate the transaction, and the Target Fund will bear any related brokerage commissions and transaction costs. Such transactions could result in the realization of capital gains or losses; however, any such impact is expected to be minimal.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown.

U.S. Federal Income Taxes

Please see “Section A—The Reorganization – Additional Information About the Reorganization – Certain U.S. Federal Income Tax Consequences of the Reorganization” in the Combined Information Statement/Prospectus for a discussion of the tax effects of the Reorganization.

As of September 30, 2025, PGIM Jennison Focused Value Fund had no capital loss carryforwards.

PGIM Jennison Focused Value ETF had an approximated capital loss carryforward as of August 31, 2025, shown in the table below, which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
PGIM Jennison Focused Value ETF	$481,000	—

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to eliminate any fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to its shareholders. After the Reorganization, the Acquiring Fund intends to continue complying with these requirements so that it to qualifies as a regulated investment company that pays no fund-level tax.